As filed with the Securities and Exchange Commission on February 25, 2010

1933 Act File No. 033-11387
1940 Act File No. 811-04984

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 81	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 82	[ X ]
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas  76155
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code: (817) 967-3509

Gene L. Needles, Jr., President 4151 Amon Carter Boulevard MD 2450 Fort Worth, Texas 76155 (Name and Address of Agent for Service)	With copies to: Francine J. Rosenberger, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1601

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ X ]	on April 30, 2010 pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has adopted a master-feeder operating structure for three of its series. This Post-Effective Amendment includes signature pages for the Quantitative Master Series LLC and the State Street Master Funds, the master trusts, and the American Beacon Funds, the feeder trust.

AMERICAN BEACON FUNDS
CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for the Institutional Class of the S&P 500 Index Fund, Small Cap Index Fund and International Equity Index Fund and the Investor Class of the S&P 500 Index Fund

Statement of Additional Information for the Institutional Class of the S&P 500 Index Fund, Small Cap Index Fund and International Equity Index Fund and the Investor Class of the S&P 500 Index Fund

Part C

Signature Pages

(AMERICAN BEACON FUNDS LOGO)

PROSPECTUS

May 1, 2010

S&P 500 Index Fund
INSTITUTIONAL CLASS [AASPX]
INVESTOR CLASS [AAFPX]

Small Cap Index Fund
INSTITUTIONAL CLASS [ASCIX]

International Equity Index Fund
INSTITUTIONAL CLASS [AIIIX]

The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merits of the Fund.  To state otherwise is a criminal offense.

(AMERICAN BEACON FUNDS LOGO)

[TO BE UPDATED]

Table of Contents

Fund Summaries
S&P 500 Index Fund
Small Cap Index Fund
International Equity Index Fund
Additional Information About the Funds
Additional Information About Policies and Strategies
Additional Information About Risks
Additional Information About Performance Benchmarks
Fund Management
The Manager
The Investment Advisors
Master-Feeder Structure
Valuation of Shares
About Your Investment
Purchase and Redemption of Shares
General Policies
Frequent Trading and Market Timing
Distributions and Taxes
Additional Information
Distribution and Service of Fund Shares
Portfolio Holdings
Delivery of Documents
Financial Highlights
Back Cover

i

American Beacon S&P 500® Index FundSM 1

Investment Objective

The Fund’s investment objective is to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index” or “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	Institutional	Investor
Management fees (1)	0.045%	0.045%
Distribution and/or service (12b-1) fees	none	none
Other expenses	0.105%	0.56%
Total annual fund operating expenses	0.150%	0.60%

(1)
The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the State Street Equity 500 Index Portfolio (“Portfolio”) of the State Street Master Funds Trust.  The management fees, which are paid by the Portfolio, represent the total fees paid by the Portfolio to State Street Bank and Trust Company for its service as administrator, custodian and transfer agent and to SsgA Fund Management Inc. for its service as investment advisor to the Portfolio.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Institutional	$15	$48	$85	$192
Investor	$61	$192	$335	$750

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio (“Portfolio”) of the State Street Master Funds (“Master Trust”).  The discussion below refers to investments made by the Portfolio.  For easier reading, in this Prospectus, the term “Fund” includes the Portfolio.

The Fund uses a passive management strategy designed to track the performance of the S&P 500 Index, which is comprised principally of large U.S. companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgement. Instead, the Fund, using a “passive” or “indexing”

investment approach, attempts to replicate, before expenses, the performance of the S&P 500 Index.

The Fund intends to invest in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by SsgA Fund Management, Inc. to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index.

Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in replicating the performance of the Index.

 S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. “Standard and Poor’s ®,” “S&P ®,” “Standard & Poor’s 500,” “S&P 500 ®” and “500” are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in this Fund.

Principal Risks

Market Risk
Because the Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities.  Other factors that may affect the Fund’s ability to match the return of the Index include a temporary lack of liquidity in the markets for the securities held by the Fund, the different closing times of international and U.S. markets, and different valuation methodologies employed by the Fund and the Index.  In addition, the return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the fund to meet redemptions.

Derivatives Risk
The Fund may use derivatives, including options and futures contracts.  Such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  The use of derivatives may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives.  Derivatives transactions may result in larger losses or smaller gains than otherwise would be the case.

Investment Risks
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events

Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper S&P 500 Objective Funds Index, a composite of funds comparable to the Fund. The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods.  Prior to March 1, 2000, the Fund invested all of its investable assets in the BT Equity 500 Index Portfolio, a separate investment company managed by Bankers Trust Company. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before

Prospectus	Page 2 ► Summary

and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Institutional Class shares

[INSERT BAR CHART]

Highest Quarterly Return:	15.93%
(1/1/00 through 12/31/09)	(2nd Quarter 2003)
Lowest Quarterly Return:	[–21.93%]
(1/1/00 through 12/31/09)	(2nd Quarter 2009)

Average Annual Total Returns(1) For the periods ended December 31, 2009
Institutional Class	1 Year	5 Years	10 Years
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%

Share class (before taxes)	1 Year	5 Years	10 Years
Investor	%	%	%

Indexes (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
S&P 500 Index	%	%	%
Lipper S&P 500 Objective Funds Index	%	%	%
(1)
After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period.  This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager.  The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

The Manager invests all of the Fund’s investable assets in the State Street Equity 500 Index Portfolio which is advised by SSgA Funds Management, Inc. (“SSgA FM”).

Portfolio Managers. William F. Quinn and Wyatt L. Crumpler are the leaders of the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Fund.  In addition, Mr. Quinn and Mr. Crumpler, in conjunction with Cynthia M. Thatcher, oversee SSgA FM.

Mr. Quinn, Executive Chairman of the Manager, has served on the portfolio management team since the Fund’s inception.  Mr. Crumpler, Vice President, Asset Management, of the Manager, has served on the portfolio management team since January 2007.  Ms. Thatcher, Portfolio Manager, Asset Management of the Manager, became a member of the portfolio management team in December 1999.

The SsgA FM professionals responsible for the day to day management of the Portfolio include: John Tucker and Karl Schneider, both of whom are Principals of SsgA FM.  Mr. Tucker joined SsgA in 1998 and is a Senior Portfolio Manager in SSgA FM’s Global Structured Products Team.  Mr. Schneider joined SSgA in 1996 as a member of the SSgA Global Fundamental Strategies Team.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com.  You also may purchase, redeem or exchange shares offered in this prospectus through a broker-dealer or other financial intermediary.  The minimum initial purchase or

Prospectus	Page 3 ► Summary

exchange into the Fund is $250,000 for Institutional Class shares and $2,500 for Investor Class shares.  The minimum subsequent investment is $500 if the investment is made by wire for the Investor Class. No minimum applies to subsequent investments by wire for the Institutional Class.  The minimum subsequent investment is $50 if the investment is made by check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment.  Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	Page 4 ► Summary

American Beacon Small Cap Index FundSM

Investment Objective

The Fund’s investment objective is to match the performance of the Russell 2000® Index1 (the “Russell 2000” or “Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes
Institutional
Management fees(1)	0.01%
Distribution and/or service (12b-1) fees	None
Other expenses	0.22%
Total annual fund operating expenses1	0.23%
____________
(1)
The fees and expenses shown in the table that follows include both the expesnes of the Fund and the Fund’s sahres of the allocated expensese of the Small Cap Index Series (“Portfolio”) of the Quantitative Master Series LLC.  The management fees are paid by the Portfolio.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Institutional	$24	$74	$130	$293

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Small Cap Index Series (“Portfolio”) of the Quantitative Master Series LLC (“Index Trust”).  The discussion below refers to investments made by the Portfolio.  For easier reading, in this Prospectus, the term “Fund” includes the Portfolio.

The Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. The Russell 2000 measures the performance of the small-cap segment of the U.S. equity universe includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership, as determined by the Frank Russell Company. As of December 31, 2009, the market capitalizations of the companies in the Russell 2000 Index ranged from $[__] million to $[__] billion. The Fund will be substantially invested in securities in the Russell 2000, and will invest at least 80% of its assets in securities or other financial instruments or portions thereof, which are components of or have economic characteristics similar to the securities in the Russell 2000. The Fund is also a non-diversified fund.

Using a statistical sampling technique, the Fund invests in a sample of the stocks included in the Russell 2000 and aims to create a portfolio that approximates the

Prospectus	Page 5 ► Summary

performance of the Russell 2000. The Fund does not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000 and so has fewer transaction costs than it would incur through full replication. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the Index. The Fund may engage in securities lending, which involves the risk that the borrower may fail to return the Fund’s securities in a timely manner or at all.

Russell 2000 Index is a registered trademark of Frank Russell Company.

Principal Risks

Market Risk
Because this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities.  Other factors that may affect the Fund’s ability to match the return of the Index include a temporary lack of liquidity in the markets for the securities held by the Fund, the different closing times of international and U.S. markets, and different valuation methodologies employed by the Fund and the Index..  In addition, the return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the fund to meet redemptions.

Non-Diversification Risk
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Derivatives Risk
The Fund may use derivatives, including options and futures contracts.  Such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  The use of derivatives may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives.  Derivatives transactions may result in larger losses or smaller gains than otherwise would be the case.

Investment Risks

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Core Funds Index, a composite of mutual funds

Prospectus	Page 6 ► Summary

comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Institutional Class shares

[INSERT BAR CHART]

Highest Quarterly Return:	23.23%
(1/1/00 through 12/31/09)	(2nd Quarter 2003)
Lowest Quarterly Return:	–25.96%
(1/1/00 through 12/31/09)	(4th Quarter 2008)

Average Annual Total Returns(1) For the periods ended December 31, 2009
Institutional Class	1 Year	5 Years	10 Years
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%

Indexes (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 2000® Index	%	%	%
Lipper Small-Cap Core Funds Index	%	%	%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period.  This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
Management

The Manager. The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

The Manager invests all of the Fund’s investable assets in the Master Small Cap Index Series of the Index Trust which is advised by BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers. William F. Quinn and Wyatt L. Crumpler are the leaders of the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Fund.  In addition, Mr. Quinn and Mr. Crumpler, in conjunction with Cynthia M. Thatcher, oversee BlackRock.

Mr. Quinn, Executive Chairman of the Manager, has served on the portfolio management team since the Fund’s inception.  Mr. Crumpler, Vice President, Asset Management, of the Manager, has served on the portfolio management team since January 2007.  Ms. Thatcher, Portfolio Manager, Asset Management of the Manager, became a member of the portfolio management team in December 1999

Jeffrey L. Russo and Debra L. Jelilian are primarily responsible for the day-to-day management of the Portfolio. Mr. Russo has been a Director of and portfolio manager with BlackRock since 2006 and has been a member of the Portfolio’s management team since 2000. Ms. Jelilian has been a Managing Director of BlackRock since 2009 and has been a member of the Portfolio’s management team since 2000.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com.  You also may purchase, redeem or exchange shares offered in this prospectus through a broker-dealer or other financial intermediary.  The minimum initial purchase or exchange into the Fund is $250,000 and the minimum subsequent investment is $50 if the investment is made by check or exchange.  No minimum applies to subsequent investments by wire.

Prospectus	Page 7 ► Summary

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment.  Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	Page 8 ► Summary

American Beacon International Equity Index FundSM

Investment Objective

The Fund’s investment objective is to match the performance of the Morgan Stanley Capital International EAFE Index (the “MSCI EAFE Index” or “Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class
Institutional
Management fees	0.01%
Distribution and/or service (12b-1) fees	none
Other expenses	0.22%
Total annual fund operating expenses1	0.23%
____________
(1)
The fees and expenses shown in the table that follows include both the expesnes of the Fund and the Fund’s sahres of the allocated expensese of the Internationl Index Series (“Portfolio”) of the Quantitative Master Series LLC.  The management fees are paid by the Portfolio.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
Institutional	$24	$74	$130	$293

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Master International Index Series (“Portfolio”) of the Quantitative Master Series LLC (“Index Trust”).  The discussion below refers to investments made by the Portfolio.  For easier reading, in this Prospectus, the term “Fund” includes the Portfolio.

The Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index. The MSCI EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the countries in the Index is based upon each country’s relative market capitalization, and not its gross domestic product. This means that the Index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom), which in turn, will have the most effect on the Index’s performance.

Prospectus	Page 9 ► Summary

The Fund will be substantially invested in securities in the Index, and will invest at least 80% of its assets in securities or other financial instruments or portions thereof, which are components of or have economic characteristics similar to the securities included in the Index. The Fund is also a non-diversified fund.

The Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. The Fund may not, however, invest in all of the companies within a country, represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. Instead, using a statistical sampling technique, the Fund may invest in a sample of equity securities included in the MSCI EAFE Index and in derivative instruments that correlate with components of the MSCI EAFE Index as a whole. The Fund aims to create a portfolio that approximates the performance of the MSCI EAFE Index with fewer transaction costs than would be incurred through full replication.

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts correlated with market indices or countries included within the MSCI EAFE Index. Derivatives allow the Fund to increase or decrease its exposure to international stocks quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the Index. The Fund may engage in securities lending, which involves the risk that the borrower may fail to return the Fund’s securities in a timely manner or at all.

Principal Risks

Market Risk
Because this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities.  Other factors that may affect the Fund’s ability to match the return of the Index include a temporary lack of liquidity in the markets for the securities held by the Fund, the different closing times of international and U.S. markets, and different valuation methodologies employed by the Fund and the Index..  In addition, the return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the fund to meet redemptions.

Non-Diversification Risk
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Derivatives Risk
The Fund may use derivatives, including options and futures contracts.  Such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  The use of derivatives may expose the Fund to additional risks that it would not be subject to if they invested directly in the securities underlying those derivatives.  Derivatives transactions may result in larger losses or smaller gains than otherwise would be the case.

Investment Risks
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credi and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Prospectus	Page 10 ► Summary

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper International Large-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Institutional Class shares

[INSERT BAR CHART]

Highest Quarterly Return:	25.20%
(1/1/01 through 12/31/09)	(2nd Quarter 2009)
Lowest Quarterly Return:	–19.77%
(1/1/01 through 12/31/09)	(3rd Quarter 2002)

Average Annual Total Returns(1) For the periods ended December 31, 2009
Institutional Class	1 Year	5 Years	10 Years
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%

Indexes (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
MCSI EAFE Index	%	%	%
Lipper International Large-Cap Core Funds Index	%	%	%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period.  This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager. The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

The Manager invests all of the Fund’s investable assets in the Master International Index Series of the Index Trust which is advised by BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers. William F. Quinn and Wyatt L. Crumpler are the leaders of the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Fund.  In addition, Mr. Quinn and Mr. Crumpler, in conjunction with Cynthia M. Thatcher, oversee BlackRock.

Mr. Quinn, Executive Chairman of the Manager, has served on the portfolio management team since the Fund’s inception.  Mr. Crumpler, Vice President, Asset Management, of the Manager, has served on the portfolio management team since January 2007.  Ms. Thatcher, Portfolio Manager, Asset Management of the Manager, became a member of the portfolio management team in December 1999.

Jeffrey L. Russo and Debra L. Jelilian are primarily responsible for the day-to-day management of the Portfolio. Mr. Russo has been a Director of and portfolio manager with BlackRock since 2006 and has been a member of the Portfolio’s management team since 2000. Ms. Jelilian has been a Managing Director of BlackRock since 2009 and has been a member of the Portfolio’s management team since 2000.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class and Investor Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting

Prospectus	Page 11 ► Summary

www.americanbeaconfunds.com.  You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary.  The minimum initial purchase or exchange into the Fund is $250,000 and the minimum subsequent investment is $50 if the investment is made by check or exchange.  No minimum applies to subsequent investments by wire.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment.  Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	Page 12 ► Summary

Additional Information About The Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds’ investment policies, strategies, investments, risks and performance benchmarks.  However, this prospectus does not describe all of a Fund’s investment practices.  For additional information, please see the Funds’ statement of additional information, which is available by contacting us by telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, by e-mail at american_beacon.funds@americanbeacon.com,  or visiting www.americanbeaconfunds.com.

The S&P 500 Index Fund
The Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio.

The Small Cap Index Fund
The Fund seeks its investment objective by investing all of its investable assets in the Master Small Cap Index Series of the Index Trust.

The International Equity Index Fund
The Fund seeks its investment objective by investing all of its investable assets in the Master International Index Series of the Index Trust.

Additional Information About Investment Policies

Investment Objective
The iinvestment objective of the S&P 500 Index Fund, the State Street Equity 500 Index Portfolio of the Master Trust, the Small Cap Index Fund and the International Equity Index Fund, are “fundamental,” which means that each may be changed only with the approval of shareholders.

The investment objective of the Master Small Cap Index Series and the Master International Index Series of the Index Trust are “non-fundamental,” which means that each may be changed without shareholder approval.

80% Policy
The Small Cap Index Fund, International Equity Index Fund and the State Street Equity 500 Index Portfolio, in which the S&P 500 Index Fund invests, each have a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name.  If a Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Additional Information About Investments and Strategies

Depository Receipts
The Small Cap Index Fund and the International Equity Index Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).  A Fund may invest in unsponsored depository receipts, which are issued without the knowledge or cooperation of the companies whose stock backs the depository receipts.

Derivatives
Each Fund may invest in derivative instruments.  A Fund may, at times, invest a significant portion of its assets in options and futures contracts linked to the performance of its benchmark index. Derivatives allow a Fund to increase or decrease its exposure to its benchmark quickly and at less cost than buying or selling stocks.  A Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index. A Fund may use derivatives for hedging purposes, including anticipatory hedges, and to seek to enhance returns.

Investment Companies and Exchange Traded Funds (“ETFs”)
Each Fund may invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies. A Fund also may invest in affiliated and unaffiliated money market funds.

Real Estate Investment Trusts (“REITs”)
The Small Cap Index Fund and the Internaional Index Fund may invest in REITs.  REITs are companies that own interests in real estate or in real estate related loans or other interests, and have

Prospectus	Page 13

revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

Initial Public Offerings (“IPOs”)
The Small Cap Index Fund may invest in new issues. “New Issues” are initial public offerings of U.S. equity securities.

Securities Lending
Each Fund may lend securities with a value of up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral in an amount equal to the market value of the securities loaned.  A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and receives an additional return that may be in the form of a fixed fee or a percentage of the collateral.  A Fund has the right to call a loan and obtain the securities loaned at any time on notice to the borrower.

Prospectus	Page 14

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds.  The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies.  These risk factors are explained following the table.

Risk	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Depository Receipt Risk		X	X
Derivatives Risk	X	X	X
Foreign Exposure Risk	X		X
Foreign Investing Risk		X	X
Hedging Risk	X	X	X
Investment Companies Risk		X	X
Initial Public Offering Risk		X
Investment Risk	X	X	X
Market Risk	X	X	X
Mid-Capitalization Companies Risk	X		X
Non-Diversification Risk		X	X
Recent Market Events	X	X	X
Securities Lending Risk	X	X	X
Small Capitalization Companies Risk		X
Tracking Error Risk	X	X	X

Prospectus	Page 15

Depository Receipt Risk
The Small Cap Index Fund and the International Equity Index Fund may invest in depository receipts, including ADRs, EDRs, and GDRs.  While the use of ADRs, EDRs and GDRs, which are traded on exchanges and represent and ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, EDRs, and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk
A derivative refers to any financial investment whose value is derived, at least, in part, from the price of another security or a specified index, asset or rate.  The use of derivatives presents risks different from, and possibly greater than the risks associated with investing directly in traditional securities.  A Fund may use derivatives for hedging, and to create leverage.  Derivatives can be highly complex and their use within a management strategy can require specialized skills.  There can be no assurance that any strategy used will succeed. If a Fund’s portfolio manager incorrectly forecasts stock market values, the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money.  In addition, leverage, can expose a Fund to greater risk and increase its costs.  Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

Foreign Exposure Risk
A Fund may use purchase securities issued or supported by foreign entities including foreign banks and corporations.  Investing in these securities carries potential foreign exposure considerations, including, but not limited to, the risk of (1) political and financial instability in foreign markets; (2) less liquidity and greater volatatility; (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Foreign Investing Risk
Investments in foreign securities involve greater risks than investing in domestic securities. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Hedging Risk
Gains or losses from positions in hedging instruments, such as options, may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

Initial Public Offering Risk
The volume of initial public offerings (“IPOs”) and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the overall stock market.  When an IPO is brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or, if it may not be able to buy as many shares as it would like.  In addition, the prices of securities involved in initial public offerings are often subject ot greater and more unpredictable price changes than more established stocks.

Investment Risk
An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Investment Companies Risk
Investments in the securities of other investment companies and ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses.  By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF.  As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Market Risk
Stock market risk involves the possibility that the value of a Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of a Fund that invests principally in stocks will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market,

Prospectus	Page 16

regulatory, political and economic conditions.  These fluctuations, which could be a sustained trend or a drastic movement, may occur.  in response to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes, changes in interest or currency rates or generally adverse investor sentiment. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mid-Capitalization Companies Risk
Investments in medium-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Non-Diversification Risk
The Small Cap Index and International Equity Index Funds are non-diversified, which means that each Fund may invest a high percentage of its assets in a limited number of securities. Since each Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Funds.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Small-Capitalization Companies Risk
Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.  Generally, the smaller the company size, the greater these risks.

Tracking Error Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities.  Other factors that may affect the Fund’s ability to match the return of the Index include a temporary lack of liquidity in the markets for the securities held by the Fund, the different closing times of international and U.S. markets, and different valuation methodologies employed by the Fund and the Index..  In addition, the return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the fund to meet redemptions.

Additional Information About Performance Benchmarks

In this prospectus, the annual total return of each Fund is compared to a broad-based market index and a composite of mutual funds comparable to the Fund compiled by Lipper, Inc.  Lipper is an independent mutual fund research and ranking service.  Set forth below is additional information regarding the index and composite to which each Fund’s performance is compared.

S&P 500® Index Fund
Market Index
The Fund’s performance is compared to the S&P 500 Index.

Prospectus	Page 17

●	The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

Mutual Fund Composite
The Fund’s performance also is compared to the Lipper S&P 500 Objective Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category.

Small Cap Index Fund
Market Index
The Fund’s performance is compared to the Russell 2000 Value Index

●
Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors.

Mutual Fund Composite
The Fund’s performance also is compared to the Lipper Small-Cap Core Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category.

International Equity Index Fund
Market Index
The Fund’s performance is compared to the Morgan Stanley Capital International EAFE Index (“MCSI EAFE Index”).

●
The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.  Performance is that of the MCSI EAFE Index except for the period October 1, 2001 through May 31, 2002 which is that of the Provisional MCSI EAFE Index.

Mutual Fund Composite
The Fund’s performance also is compared to the Lipper Large Cap Growth Funds Index, a composite of mutual funds comparable to the Fund.

●	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds category.

Fund Management

The Manager

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2009, the Manager had approximately $41.8 billion of assets under management, including approximately $14.7 billion under active management and $27.1 billion as named fiduciary or financial advisor.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Sub-Administration Agreement between the Funds and the Investment Advisors to the Funds is available in the semi-annual report dated June 30, 2009 for the Funds.

Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board of Trustees (“Board”). The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.

William F. Quinn and Wyatt L. Crumpler are the leaders of the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Funds.  Mr. Quinn and Mr. Crumpler are responsible for developing each Fund’s investment program and recommending master portfolios to the Funds’ Board of Trustees.  In addition, Mr. Quinn and Mr. Crumpler, in conjunction with Cynthia Thatcher, monitor the master portfolio advisors’ investment programs and results.

Prospectus	Page 18

Mr. Quinn has served as Executive Chairman of the Manager since 2009.  From 2006 to 2009, he served as Chairman of the Manager. Mr. Quinn served as CEO of the Manager from 2006 to 2007 and President of the Manager from 1986 to 2006. Additionally, he has served on the portfolio management team of American Beacon Funds since 1987.  Mr. Crumpler has served as Vice President, Asset Management of the Manager since 2009.  From Mr. Crumpler joined the Manager in January 2007 as Vice President of Trust Investments and a member of the portfolio management team.  From January 2004 to January 2007, Mr. Crumpler was Managing Director of Corporate Accounting at American Airlines, Inc. Ms. Thatcher is Portfolio Manager, Asset Management, and became a member of the team upon joining the Manager in December 1999.  The Fund’s Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Fund they manage and their compensation.

The Investment Advisors

Set forth below is a brief description of the investment-advisor for each Portfolio and the portfolio managers with primary responsibility for the day-to-day management of the Funds.  The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

SSgA FUNDS MANAGEMENT, INC.
(“SSgA FM”)
The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio (the “State Street Portfolio”), which is advised by SSgA Funds Management Inc. (“SSgA FM”). SSgA FM is a subsidiary of State Street Corporation and is located at One Lincoln Street, Boston, Massachusetts 02111. As of December 31, 2009, SSgA FM managed approximately $[__] billion in assets and, together with its affiliates, which comprise State Street Global Advisors (“SSgA”), the investment management business of State Street Corporation, managed approximately $[__] trillion in assets. SSgA FM serves as investment advisor, and State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent to the State Street Portfolio. As compensation for SSgA FM’s services as investment advisor and State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the State Street Portfolio, including ordinary audit and legal expenses), State Street receives an advisory fee at an annual rate of 0.045% of the average daily net assets of the State Street Portfolio.

SSgA FM manages the State Street Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the State Street Portfolio include the following: John Tucker and Karl Schneider. Mr. Tucker is a Vice President of SSgA and a Principal of SSgA FM. Mr. Tucker is a Senior Portfolio Manager in SSgA FM’s Global Structured Products Team. Mr. Tucker joined SSgA in 1988. Prior to joining the Global Structured Products Group, Mr. Tucker worked in the SSgA Structured Products Group in London as Manager of all index strategies. Mr. Schneider is a Principal of SSgA and a Principal of SSgA FM. Mr. Schneider joined SSgA in 1996 as a member of the SSgA Global Fundamental Strategies Team. The Funds’ SAI provides additional information about Mr. Tucker and Mr. Schneider, including other accounts they manage, their ownership in the State Street Portfolio and their compensation.

BLACKROCK ADVISORS, LLC (“BLACKROCK”)
The Small Cap Index and International Equity Index Funds invest all of their investable assets in corresponding portfolios of the Quantitative Master Series LLC (“Index LLC”) with similar names and identical investment objectives. The Index LLC is managed by BlackRock, a Delaware limited liability company. BlackRock, on behalf of the Master Small Cap Index Series and Master International Index Series of the Index LLC, has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), a Delaware limited liability company. BIM is responsible for the day-to-day management of corresponding portfolios of the Index LLC. BlackRock and BIM are indirect, wholly owned

Prospectus	Page 19

subsidiaries of BlackRock, Inc., one of the world’s largest asset management firms with over $[__] trillion in assets under management. Assets under management as of December 31, 2009 were approximately $[__] trillion. BlackRock serves as investment advisor to the Index LLC. As compensation for providing investment advisory services (and for assuming ordinary operating expenses), BlackRock receives an annualized fee of 0.01% of the average daily net assets of the Master Small Cap Index Series and 0.01% of the average daily net assets of the Master International Index Series, a portion of which it pays to BIM as compensation for its services as sub-advisor.

The Master Small Cap Index Series and the Master International Index Series (the “Series”) are managed by Blackrock’s Quantitative Index Management Team. The members of the team are Jeffrey L. Russo and Debra L. Jelilian. Mr. Russo and Ms. Jelilian are jointly and primarily responsible for the day-to-day management of each Series’ portfolio and the selection of each Series’ investments. Mr. Russo has been a Director of and portfolio manager with BlackRock since 2006. Prior to joining BlackRock, Mr. Russo was a Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006 and was a Vice President thereof from 1999 to 2004. He has been a member of the Series’ management team since 2000. Mr. Russo has eleven years’ experience as a portfolio manager and trader. Ms. Jelilian has been a Managing Director of BlackRock since 2009 and a Director of BlackRock from 2006 to 2009. Prior to joining BlackRock, Ms. Jelilian was a Director of MLIM from 1999 to 2006 and has been a member of the Series’ management team since 2000. Ms. Jelilian has over fifteen years’ experience in investing and in managing index investments. The Funds’ SAI provides additional information about Mr. Russo and Ms. Jelilian, including other accounts they manage, their ownership in the Series and their compensation.

Master-Feeder Structure

Each Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in a Portfolio, which has an identical investment objective. As noted above, throughout this Prospectus, the term “Fund” is used to refer to the Funds and the Portfolios in which they invest, unless otherwise noted.  Statements regarding investments by aFund refer to investments made by the Portfolio.

Each Fund invests all of its investable assets in a “master” fund with the same investment objective. The “master” fund purchases securities for investment. The master-feeder structure works as follows:

(INSERT
FEEDER STRUCTURE)

A Fund can withdraw its investment in the Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. A change in the Portfolio’s fundamental objective, policies and restrictions, which is not approved by the shareholders of a Fund could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, a Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for a Fund and could affect adversely the liquidity of the Fund. If a Fund withdraws its investment in the Portfolio, the Fund’s assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share.  Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.  Equity securities are valued based on market value.

Prospectus	Page 20

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses.  Each Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“Exchange”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business.  Because the International Equity Index Fund invest in securities primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the NAV per share of the International Equity Index Fund may change on days when shareholders will not be able to purchase or redeem the International Equity Index Fund’s shares.

About Your Investment

Purchase and Redemption of Shares

Eligibility

The Institutional and Investor Class shares offered in this prospectus are available to all investors.  Only Investor Class shares are available for Traditional and Roth IRA accounts investing directly through American Beacon.

You may invest in the Funds directly through us or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement accounts.  If you establish an account through an intermediary, the investment minimums described in this section may not apply.  Please contact your intermediary for information regarding applicable investment minimums and how to purchase and redeem shares.

Institutional Class Shares

●	Minimum initial Investment: $250,000

Investor Class Shares

●	Minimum Initial Investment: $2,500

Eligible Investors

●	Eligible investors include:

►	agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);
►	endowment funds and charitable foundations;
►	employee welfare plans that are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended (“Code”);
►	qualified pension and profit sharing plans;
►	cash and deferred arrangements under Section 401(k) of the Code;
►	corporations; and
►	other investors who make an initial investment of at least the minimum investment amounts.

The Manager may allow a reasonable period of time after opening an account for an Institutional Class investor to meet the initial investment requirement.  In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

A completed, signed application is required to open an account.  You may obtain an application form by calling:
●	1-800-658-5811

  or, for Institutional Class shareholders:

●	1-800-967-9009

You also may download an account application from the Funds’ web site at www.americanbeaconfunds.com.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  When you open an account with the Funds or your financial institution, you will be asked for information that will allow the Funds or your financial institution to identify you.  Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, Social Security numbers for persons authorized to provide instructions on the account or other documentation.  The Funds and your financial institution are required by law to reject your new account application if the required identifying information is not provided.

Prospectus	Page 21

Complete the application, sign it and

Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
(or Institutional Class shareholders may) Fax to:
(816) 374-7408

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the Exchange (whichever comes first) on each day on which the Exchange is open for business.

If a purchase order is received in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day.  If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business.  Each Fund has the right to reject any purchase order or cease offering shares at any time.  Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.  The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, official checks, or third party checks.  No sales charges are assessed on the purchase or sale of Fund shares.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

Shares of any Fund may be redeemed by telephone, via the Funds’ website, or by mail on any day that the Fund is open for business.  Investor Class shares also may be redeemed by pre-authorized automatic redemption.  The redemption price will be the NAV next determined after a redemption request is received in good order.  In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first).  For assistance with completing a redemption request, please call 1-800-658-5811.

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business.  In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order.  Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund.  To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

Shares of any class of a Fund may be exchanged for shares of the same class of another Fund under certain limited circumstances.  Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions.

If shares were purchased by check, to exchange out of one Fund and into another, a shareholder must have owned shares of the redeeming Fund for at least 10 days.

The minimum investment requirement must be met for the Fund into which the shareholder is exchanging.  Fund shares may be acquired through exchange only in states in which they can be legally sold.  The Funds reserve the right to charge a fee and to modify or terminate the exchange privilege at any time.  Please refer to the section titled “Frequent

Prospectus	Page 22

Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Prospectus	Page 23
3

How to Purchase Shares

By Check

•	The minimum initial and subsequent investment requirements for investments by check are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Investor Class	$2,500	$50
Institutional Class	$250,000	$50

•	Make the check payable to American Beacon Funds.

•	Include the shareholder’s account number, Fund name and Fund number on the check.

•	Mail the check to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

By Wire

•	The minimum initial and subsequent investment requirements for investments by wire are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Investor Class	$2,500	$500
Institutional Class	$250,000	None

•	If your account has been established, call 1-800-658-5811 to purchase shares by wire.

•	Send a bank wire to State Street Bank and Trust Co. with these instructions:

► ► ► ►	ABA# 0110-0002-8; AC-9905-342-3, Attn: American Beacon Funds the Fund name and Fund number, and shareholder account number and registration.

By Exchange

•	The minimum requirements to establish an account by making an exchange and to make subsequent exchanges are as follows:

Share Class	Minimum Amount to Establish a New Account	Minimum Subsequent Exchange Amount
Investor Class	$2,500	$50
Institutional Class	$250,000	$50

•
To exchange shares, send a written request to the address above, or call 1-800-658-5811 and speak to a representative.  You may use the Automated Voice Response System for exchanges in the Investor Class only.

•	You also may exchange shares by visiting www.americanbeaconfunds.com via “My Account.”.

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Via “My Account” on www.americanbeaconfunds.com

•	You may purchase shares of all classes via “My Account” on www.americanbeaconfunds.com.

•	Funds will be transferred automatically from your bank account via Automated Clearing House (“ACH”) if valid bank instructions were included on your application.

•	If not, please call 1-800-658-5811 for assistance with establishing bank instructions.

By Pre-Authorized Automatic Investment (Investor Class shares only)

•	The minimum account size of $2,500 must be met before establishing an automatic investment plan.

•	Fill in required information on the account application, including amount of automatic investment ($50 minimum). Attach a voided check to the account application.

•	You may also establish an automatic investment plan through www.americanbeaconfunds.com.

•	Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify.

•	If you establish your automatic investment plan through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

How to Redeem Shares

By Telephone

•	Call 1-800-658-5811 to request a redemption.

•	Minimum redemption amounts and applicable class limitations, and policies as to the disposition of the proceeds of telephone redemptions are as follows:

Share Class	Minimum Redemption	Limitations	Disposition of Redemption Proceeds
Investor Class	$500 by wire or $50 by check or ACH	$250,000 per 30-day period	Mailed to account address of record; or Transmitted to commercial bank designated on the account application form.
Institutional Class	None	None	Transmitted to commercial bank designated on the account application form.

By Mail

•	Write a letter of instruction including:

►	the Fund name and Fund number,
►	shareholder account number,
►	shares or dollar amount to be redeemed, and
►	authorized signature(s) of all persons required to sign for the account.

Prospectus	Page 25

        Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

•	Proceeds will be mailed to the account address of record or transmitted to commercial bank designated on the account application form.

•	Minimum redemption amounts are as follows:

Share Class	Minimum Redemption
Investor Class	$500 by wire, $50 by check or ACH
Institutional Class	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans.  Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public can not provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

By Exchange

•	Send a written request to the address above,

•	Call 1-800-658-5811 and use the Automated Voice Response System (for Investor Class only) or speak to a representative to exchange shares, or.

•	Visit www.americanbeaconfunds.com and select “My Account”;

•	The minimum requirements to redeem shares by making an exchange is $50:

Via “My Account” on www.americanbeaconfunds.com

•	If you have established bank instructions for your account, you may request a redemption by selecting “My Account” on www.americanbeaconfunds.com.

•	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.

•	Minimum wire, ACH and check redemption amounts and policies as to the disposition of the proceeds of redemptions via :”My Account” on www.americanbeaconfunds.com are as follows:

Prospectus	Page 26

Share Class	Minimum Wire Amount	Minimum ACH or Check Amount	Disposition of Redemption Proceeds
Investor Class	$500	$50	Check mailed to account address of record; Wire transmitted to commercial bank designated on the account application form; or Funds transferred via ACH to bank account designated on application form.
Institutional Class	None	Not Available	Transmitted to commercial bank designated on the account application form.

By Pre-Authorized Automatic Redemption (Investor Class shares only)

•	Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).

•
Proceeds will be transferred automatically from your Fund account to your bank account via ACH on or about the 15th day of each month.  If you establish automatic redemption through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
Investor Class	$2,500
Institutional Class	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. IRA accounts will be charged an annual maintenance fee of $12.00 by the Custodian for maintaining either a Traditional IA or a Roth IRA.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

•
The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

•	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:

•
liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

•	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

Prospectus	Page 27

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds.  A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees.  Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee.

The Funds pay administrative and/or shareholder servicing fees to the Manager that the Manager may use to compensate financial intermediaries for providing recordkeeping, administrative, and other services.  The Manager may also make revenue sharing payments out of its own resources and not as an expense of the Funds to compensate financial intermediaries in connection with the sale, distribution, retention, and/or servicing of Fund shares.  These payments are in addition to any fees paid to intermediaries out of the Fund’s assets that are included in each Fund’s Fees and Expenses table.  Payments by the Manager to financial intermediaries may create an incentive for such intermediaries or their employees to recommend or sell shares to you.  These payments are described in more detail in the Funds’ Statement of Additional Information.

Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on purchasing or redeeming shares.

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies.  Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing.  Please see Market Timing Risk under the description of each of these Funds.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.  Shareholders may transact one “round trip” in a Fund in any rolling 90-day period.  A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund.  If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund.  In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and distributions;

•	systematic purchases and redemptions;

•	shares redeemed to return excess IRA contributions; or

•
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors.  However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis.  In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors.  In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies.  A Fund may defer to an intermediary’s policies.  For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing.  The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.  The ability of the Manager to

Prospectus	Page 28

detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors.  The Funds have entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by the Funds based on specific criteria established by the Funds and a certification by the intermediary that the criteria has been met.  A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s).  For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program.  For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip.  However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit.  In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing.  If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies, including any applicable redemption fees.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and gains from foreign currency transactions. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Distributions are paid as follows:

Fund	Dividends Paid	Other Distributions Paid
S&P 500 Index	Annually	Annually
Small Cap Index	Annually	Annually
International Equity Index	Annually	Annually

Usually, any dividends and distributions of net realized gains are taxable events.  However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes.  The following table outlines the typical tax liabilities for transactions in taxable accounts.  The following table outlines the typical tax liabilities for transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of gains from certain foreign currency transactions*	Ordinary income
Distributions of excess net long-term capital gain over net short-term capital loss**	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges	Net gains are taxed at

Prospectus	Page 29

Type of Transaction	Tax Status
of shares owned for one year or less	the same rate as ordinary income; net losses are subject to special rules
_________________
*   Whether reinvested or taken in cash.
** Except for dividends that are attributable to qualified dividend income.

To the extent distributions of the excess of net long-term capital gain over net short-term capital loss are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, they are subject to a 15% maximum federal income tax rate for individual shareholders.

Some foreign countries may impose taxes on dividends paid to and gains realized by the International Funds.  An International Fund may treat these taxes as a deduction or, under certain conditions, “flow the tax through” to its shareholders. In the latter event, a shareholder may either deduct the taxes or use them to calculate a credit against his or her federal income tax.

Shareholders may realize a taxable gain or loss when redeeming or exchanging shares.  That gain or loss generally is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held.  Any capital gain an individual shareholder recognizes through the year 2010 on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds.  Each year, shareholders will receive tax information from the Funds to assist  them in preparing their tax returns.

Additional Information

Distribution of Fund Shares

The Funds do not incur any direct distribution expenses related to Institutional Class or Investor Class shares.  In the event the Funds begin to incur distribution expenses for Institutional Class and/or Investor Class shares, distribution fees may be paid out of a Fund’s assets attributable to that class, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.

Portfolio Holdings

The ten largest holdings of the Funds are generally posted to the website approximately thirty days after the end of each calendar quarter and remain available until the next quarter.  To access the holdings information, go to www.americanbeaconfunds.com and select “Fund Holdings” under the “I want info on .. . .” menu on the home page.  A Fund’s ten largest holdings may also be accessed by selecting the “Funds Info” tab on the home page and then clicking on the name of the Fund.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you invest in the Funds through a financial institution, you may be able to receive the Funds’ regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail.  If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Summary Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations).  Certain information reflects financial results for a single Fund share.  The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions).  Each Fund’s financial

Prospectus	Page 30

highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm.  The report of Ernst & Young LLP, along with the Funds’ financial statements, is found in the Funds’ Annual Report, which you may obtain upon request.
Prospectus	Page 31

AMERICAN BEACON S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

S&P 500 Index Fund-Institutional Class
Year Ended December 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$	$19.85	$19.19	$16.90	$16.43
Income from investment operations:
Net investment income(A)	0.35	0.39	0.33	(C)	0.29
Net gains on investments, foreign currency and futures transactions (both realized and unrealized)	(7.64)	0.65	2.30	0.47
Total from investment operations	(7.29)	1.04	2.63	0.76
Less distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.34)	(0.29)
Tax return of capital(B)	-	-	-	0.00	(B)
Total distributions	(0.35)	(0.38)	(0.34)	(0.29)
Net asset value, end of period	$	$12.21	$19.85	$19.19	$16.90
Total return	%	(37.08)%	5.39%	15.69%	4.74%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$	$224,583	$271,746	$223,008	$225,857
Ratios to average net assets (annualized)(A):
Net investment income, net of waivers	%	2.23%	1.89%	1.85%	1.75%
Net investment income, before waivers	%	2.23	1.89%	1.85%	1.75%
Expenses, including expenses of the master portfolio, net of waivers	%	0.13%	0.13%	0.14%	0.13%
Expenses, including expenses of the master portfolio, before waivers	%	0.13%	0.13%	0.14%	0.13%
____________
(A)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.
(B)	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share..
(C)	Based upon average shares outstanding.

Prospectus	Page 32

	S&P 500 Index Fund-Investor Class
	Year Ended December 31,

	2009		2008	2007		2006		2005
Net asset value, beginning of period	$		$19.60	$18.97		$16.69		$16.23
Income from investment operations:
Net investment income(A)			0.33	0.31	(B)	0.27	(B)(D)	0.21
Net gains on investments, foreign currency and futures transactions (both realized and unrealized)			(7.60)	0.62	(B)	2.23	(B)	0.48
Total from investment operations			(7.27)	0.93		2.50		0.69
Less distributions:
Dividends from net investment income			(0.27)	(0.30)		(0.22)		(0.23)
Tax return of capital			-	-		-		0.00	(C)
Total distributions			(0.27)	(0.30)		(0.22)		(0.23)
Net asset value, end of period	$		$12.06	$19.60		$18.97		$16.69
Total return		%	(37.35)%	4.88%		15.09%		4.32%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$		$12,915	$18,430		$16,056		$48,985
Ratios to average net assets (annualized)(A):
Net investment income		%	2.73%	1.38%		1.37%		1.28%
Expenses, including expenses of the master portfolio		%	0.62%	0.63%		0.61%		0.61%
____________
(A)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.
(B)
For the years ended December 31, 2006 and 2007 the net investment income and net gains on securities (both realized and unrealized) have been restated from 0.17 and 2.33, and 0.28 and 0.65, respectively.

(C)	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
(D)	Based upon average shares outstanding.

Prospectus	Page 33

AMERICAN BEACON SMALL CAP INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Small Cap Index Fund-Institutional Class
	Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$		$13.51	$14.89	$12.78	$12.57
Income from investment operations:
Net investment income(A)			0.18	0.32	0.17	0.16
Net gains on investments, foreign currency and futures transactions (both realized and unrealized)			(4.78)	(0.53)	2.11	0.42
Total from investment operations			(4.60)	(0.21)	2.28	0.58
Less distributions:
Dividends from net investment income			(0.17)	(0.31)	(0.17)	(0.17)
Distributions from net realized gain on investments			(0.61)	(0.80)	---	(0.15)
Tax return of capital(B)			(0.13)	(0.06)	---	(0.05)
Total distributions			(0.91)	(1.17)	(0.17)	(0.37)
Net asset value, end of period	$		$8.00	$13.51	$14.89	$12.78
Total return		%	(33.58)%	(1.63)%	17.85%	4.51%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$		$31,552	$52,325	$151,878	$46,113
Ratios to average net assets (annualized)(A):
Net investment income		%	1.54%	1.49%	1.49%	1.12%
Expenses, including expenses of the master portfolio		%	0.20%	0.20%	0.18%	0.18%
____________

(A)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.
(B)	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

Prospectus	Page 34

AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	International Equity Index Fund-Institutional Class
	Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$		$13.37	$12.76	$10.33	$9.39
Income from investment operations:
Net investment income(A)			0.39	0.52	0.23	0.21
Net gains on investments, foreign currency and futures transactions (both realized and unrealized)			(6.01)	0.85	2.50	1.06
Total from investment operations			(5.61)	1.37	2.73	1.27
Less distributions:
Dividends from net investment income			(0.30)	(0.53)	(0.23)	(0.24)
Distributions from net realized gain on investments			---	(0.22)	(0.07)	---
Tax return of capital(B)			---	(0.01)	---	(0.09)
Total distributions			(0.30)	(0.76)	(0.30)	(0.33)
Net asset value, end of period	$		$7.46	$13.37	$12.76	$10.33
Total return		%	(41.85)%	10.68%	26.52%	13.58%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$		$185,860	$267,293	$162,113	$90,200
Ratios to average net assets (annualized)(A):
Net investment income		%	3.58%	2.96%	2.44%	2.49%
Expenses, including expenses of the master portfolio		%	0.19%	0.19%	0.22%	0.23%
____________
(A)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.
(B)	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

Prospectus	Page 35

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.

Statement of Additional Information (“SAI”)

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Fund or to request a copy of the documents listed above:

(TELEPHONEGRAPHIC)	(MAILBOX GRAPHIC)	(KEYBOARD GRAPHIC)	(MOUSE GRAPHIC)
By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

Custodian State Street Bank and Trust Company Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine

 (AMERICAN BEACON FUNDS LOGO)

SEC File Number 811-4984

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon S&P 500 Index Fund, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

STATEMENT OF ADDITIONAL INFORMATION
AMERICAN BEACON FUNDSSM
May 1, 2010

S&P 500 Index Fund INSTITUTIONAL CLASS [AASPX] INVESTOR CLASS [AAFPX]	Small Cap Index Fund INSTITUTIONAL CLASS [ASCIX]	International Equity Index Fund INSTITUTIONAL CLASS [AIIIX]
(each individually, a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) should be read in conjunction with the Institutional Class and Investor Class Prospectus dated May 1, 2010 (the “Prospectus”).  Copies of the Prospectus may be obtained without charge by calling (800) 388-3344.  You also may obtain copies of the Prospectus without charge by visiting the Funds' website at www.americanbeaconfunds.com.  This SAI is incorporated herein by reference to the Funds’ Prospectus.  In other words, it is legally a part of the Prospectus.  This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus.

The American Beacon Funds’ Annual Report to Shareholders for the period ended December 31, 2009 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. To request an Annual Report, free of charge, please call (800) 388-3344.

TABLE OF CONTENTS

Organization and History of the Funds	xx
Non-Principal Investment Strategies and Risks	xx
Investment Restrictions	xx
Temporary Defensive Position	xx
Portfolio Turnover	xx
Disclosure of Portfolio Holdings	xx
Lending of Portfolio Securities	xx
Trustees and Officers of the Trust	xx
Trustees and Officers of the Index LLC	xx
Trustees and Officers of the Equity 500 Index Portfolio	xx
Code of Ethics	xx
Proxy Voting Policies	xx
Control Persons and 5% Shareholders	xx
Management, Administrative and Distribution Services	xx
Other Service Providers	xx
Portfolio Managers	xx
Portfolio Securities Transactions	xx
Redemptions in Kind	xx
Net Asset Value	xx
Tax Information	xx
Description of the Trust	xx
Financial Statements	xx
Other Information	xx
Appendix A: Proxy Voting Policy and Procedures for the Trust	A-1
Appendix B: Proxy Voting Policies – Index Portfolios	B-1

ORGANIZATION AND HISTORY OF THE FUNDS

Each Fund is a separate investment portfolio of the American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987.  Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy.  The S&P 500 Index Fund is diversified.  The Small Cap Index and International Equity Index Funds are not diversified.  The S&P 500 Index Fund is comprised of Institutional Class and Investor Class shares designed to meet the needs of different groups of investors.  The Small Cap Index Fund and the International Equity Index Funds offer only the Institutional Class of shares.  This SAI relates to the Institutional Class and Investor Class of the Trust.

The International Equity Index Fund, S&P 500 Index Fund, and Small Cap Index Fund operate under a master-feeder structure (the “Master-Feeder Funds”). Each Master-Feeder Fund invests all of its investable assets in a corresponding portfolio with a similar name and identical investment objective. The S&P 500 Index Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio (“Equity 500 Index Portfolio”), a portfolio of the State Street Master Funds that is managed by SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company (“State Street”). The International Equity Index Fund and the Small Cap Index Fund each seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the Quantitative Master Series LLC (“Index LLC”). The International Equity Index Fund invests all of its investable assets in the Master International Index Series (“International Index Series”). The Small Cap Index Fund invests all of its investable assets in the Master Small Cap Index Series (“Small Cap Index Series”). The Index LLC is managed by BlackRock Advisors, LLC. BlackRock Advisors, LLC has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”). BIM is responsible for the day-to-day management of the International Index Series and the Small Cap Index Series. BlackRock Advisors LLC and BIM (collectively, “BlackRock”) each is an indirect, wholly owned subsidiary of BlackRock, Inc. The Equity 500 Index Portfolio, the International Index Series, and the Small Cap Index Series, are referred to herein individually as a “Portfolio” and, collectively, the “Portfolios.”

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies described in the Prospectus, the Small Cap Index Fund and the International Equity Index Fund each may:

Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations (“Rating Organizations”) rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security. Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds’ debt allocations. These Funds, at the discretion of the Manager, SSgA FM or BlackRock, as applicable, may retain a debt security that has been downgraded below the initial investment criteria.

Each Fund may (except where indicated otherwise):

1.           Purchase or sell securities on a when-issued basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. When purchasing securities on a when-issued basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2.           Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).

3.           Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.  A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

4.           Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager, SSgA FM, or BlackRock, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5.           Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”). The Funds will not invest more than 15% of their respective net assets in Section 4(2) securities and illiquid securities unless the Manager, SSgA FM, or BlackRock, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust’s Board of Trustees (“Board”), the Equity 500 Index Portfolio Board or the Index LLC Board, as applicable, that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS

Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

All other fundamental and non-fundamental investment policies of each Master-Feeder Fund and its corresponding Portfolio are identical, except for the S&P 500 Index Fund and the Equity 500 Index Portfolio, as described under “Equity 500 Index Portfolio and S&P 500 Index Fund” below.

Except as noted otherwise below, whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund’s votes representing that Fund’s shareholders not voting will be voted by the Board in the same proportion as those Fund shareholders who do, in fact, vote.  On any matter for which a vote of interests of an Index LLC Portfolio is sought, with respect to which either the International Equity Index Fund or Small Cap Index Fund is entitled to vote, the Trust will either seek instructions from the holders of the relevant Fund’s shares and vote on the matter in accordance with such instructions, or the Trust will vote the interests of the Index LLC Portfolio held by it in the same proportion as the vote of all other interest holders of such Index LLC Portfolio.

Index LLC Portfolios, Small Cap Index Fund and International Equity Index Fund

Although the following discusses the investment policies of each Index LLC Portfolio and the Index LLC Board, identical policies have been adopted by the Small Cap Index Fund and International Equity Index Fund and the Board.

The following investment restrictions are “fundamental policies” of the Index LLC Portfolios and may be changed with respect to each Portfolio or Fund only by the majority vote of the Portfolio’s or Fund’s outstanding interests or shares, respectively, as defined above. Whenever a Fund is requested to vote on a change in the fundamental policy of its Portfolio, the applicable Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote. Neither Index LLC Portfolio may:

1.           Make any investment inconsistent with the Portfolio’s classification as a non-diversified company under the 1940 Act.

2.           Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

3.           Make investments for the purpose of exercising control or management.

4.           Purchase or sell real estate, except that, to the extent permitted by law, a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.           Make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Index LLC’s Registration Statement, as they may be amended from time to time; and with respect only to the Index LLC (iii) as may otherwise be permitted by an exemptive order issued to the Index LLC by the Securities and Exchange Commission.

6.           Issue senior securities to the extent such issuance would violate applicable law.

7.           Borrow money, except that (i) a Portfolio may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Portfolio’s investment policies as set forth in the Index LLC’s Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.

8.           Underwrite securities of other issuers except insofar as a Portfolio technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

9.           Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Index LLC’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

In addition, although each Index LLC Portfolio is classified as a non-diversified fund under the 1940 Act and is not subject to the diversification requirements of the 1940 Act, each Portfolio must comply with certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Tax Code”), to enable the Fund that invests therein to satisfy the tax diversification requirements that apply to that Fund. To ensure that the Index LLC Portfolios satisfy these requirements, the Index LLC’s Limited Liability Company Agreement requires that each Index LLC Portfolio be managed in compliance with these requirements as though they were applicable to the Portfolios. Whether these requirements are satisfied will be determined at the Portfolio level and not at the Fund level, based in part upon a pronouncement the Index LLC received from the Internal Revenue Service (“IRS”) of general application that entitles funds that invest in an Index LLC Portfolio to “look through” the shares of the Portfolio to its underlying investments for purposes of these diversification requirements.

In addition, the Index LLC has adopted non-fundamental restrictions that may be changed by the Index LLC Board without shareholder approval.  Under the non-fundamental restrictions, an Index LLC Portfolio may not:

(a)           Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Portfolios’ shares are owned by another investment company that is part of the same group of investment companies as the Portfolios.

(b)           Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Index LLC’s Registration Statement.

(c)           Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Index LLC Board has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

(d)           Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

(e)           Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the target index or parties thereof without providing shareholders with at least 60 days prior written notice of such change.

Except with respect to restriction 7, if a percentage restriction on the investment use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction 2, each Portfolio uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Index LLC has adopted an investment policy pursuant to which neither Portfolio will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of: (i) the market value of OTC options currently outstanding that are held by such Portfolio, (ii) the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Portfolio, and (iii) margin deposits on the Portfolio’s existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of such Portfolio that are deemed to be illiquid or are not otherwise readily marketable. However, if the OTC options are sold by a Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealer is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Portfolio and may be amended by the Index LLC Board without the approval of the Portfolio’s interest holders. However, the Index LLC Board will not change or modify this policy prior to the change or modification by the SEC staff of its position.

Portfolio securities of each Index LLC Portfolio generally may not be purchased from, sold or loaned to BlackRock or its affiliates or any of their directors, trustees, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. See “Portfolio Securities Transactions.”

Equity 500 Index Portfolio and S&P 500 Index Fund

The following investment restrictions are “fundamental policies” of the Equity 500 Index Portfolio and the S&P 500 Index Fund, and may be changed with respect to the Portfolio or the Fund only by the majority vote of the Portfolio’s or Fund’s outstanding interests or shares, respectively, as defined above. Except where noted otherwise, the fundamental investment restrictions of the Equity 500 Index Portfolio and the S&P 500 Index Fund are substantially the same. Whenever the S&P 500 Index Fund is requested to vote on a change in the fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote.

The Equity 500 Index Portfolio and S&P 500 Index Fund may not:

1.           Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings). The S&P 500 Index Fund may borrow money in an amount not more than 1/3 of the current value of its net assets as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

2.           Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3.           Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. The S&P 500 Index Fund may not purchase or sell interests in oil, gas or mineral leases.

4.           Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

5.           Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. The S&P 500 Index Fund may not make loans to other persons except: (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

6.           With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

7.           With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

8.           Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio’s total assets would be invested in any one industry.

9.           Issue any class of securities that is senior to the Portfolio’s beneficial interests, to the extent prohibited by the 1940 Act, provided that, for the S&P 500 Index Fund, collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

In addition, it is contrary to the Portfolio’s present policy, which may be changed without interest holder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the

Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Portfolio, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE POSITION

While assuming a temporary defensive position, a Fund or Portfolio may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund or Portfolio sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund’s or a Portfolio’s transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds publicly disclose portfolio holdings information as follows:

1.
a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;

2.
a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter; and

3.
ten largest holdings for the Funds as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter.

Occasionally, certain interested parties – including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others – may request portfolio holdings information that has not yet been publicly disclosed by the Funds. As a policy, the Funds control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the “Holdings Policy”). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders.

Third Party Service Providers.  The Funds have ongoing arrangements with third party service providers that require access to holdings to provide services necessary to the Funds’ operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information.  The service providers have a duty to keep the Funds’ nonpublic information confidential either through written contractual arrangements with the Manager and the Funds or by the nature of their role with respect to the Funds.  The Funds have determined that selective and complete disclosure of holdings information to Fund counsel, auditors and State Street fulfills a legitimate business purpose and is in the best interest of shareholders.

State Street serves as the Trust’s custodian, accountant, and pricing agent.  State Street has access to complete Fund holdings on a daily basis with no lag.

Certain third parties are provided with non-public information on particular holdings (not a complete list).  These third parties include: broker-dealers, borrowers of the Funds’ portfolio securities, and issuers (or their agents).  Broker-dealers utilized by the Funds and Portfolios in the process of purchasing and selling portfolio securities receive limited holdings information on a current basis with no lag.  Potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan.  Such information is provided on a current basis with no lag.  From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer’s securities.  Such holdings information is provided to the issuer (or its agent) as of the date requested.  The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information.  However, the Funds would not continue to utilize a third party that the Manager determined to have misused non-public holdings information.

Rating and Ranking Organizations.  The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds.  The Funds have determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds.  The Funds have the following arrangements with rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Organization	Frequency of Disclosure	Lag
Bloomberg	Quarterly	Day following disclosure on Funds’ website
Lipper/Reuters	Monthly	5 business days
Morningstar	Monthly	Day following disclosure on Funds’ website
Standard & Poor’s Ratings Services	Monthly	2 business days
Thomson Financial Research	Quarterly	Day following disclosure on Funds’ website

The rating and ranking organizations receiving fund holdings information prior to disclosure on the Funds’ website have provided written assurances that they will keep the information confidential and will not trade based on the information.  For those rating and ranking organizations that have not provided such assurances, the Funds and Portfolios withhold disclosure of fund holdings information until the day following disclosure on the Funds’ website.

Selective disclosure of nonpublic portfolio holdings information to parties other than rating and ranking organizations or service providers must meet all of the following conditions:

1.	Recipients of portfolio holdings information must agree in writing to keep the information confidential and not to trade based on the information;
2.	Holdings may only be disclosed as of a month-end date;
3.	No compensation may be paid to the Funds, the Portfolios, the Manager or any other party in connection with the disclosure of information about portfolio securities; and
4.	A member of the Manager’s Compliance Department must approve requests for holdings information.

In determining whether to approve a request for portfolio holdings disclosure, the Compliance Department shall consider the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style of the Fund for which holdings have been requested (e.g. passive versus active management), and any other factors it deems relevant.  In its analysis, the Compliance Department shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Manager or any affiliated person of the Fund on the other. For example, the Compliance Department will inquire whether the Manager has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for selective disclosure and any violations of the Holdings Policy during the period.

The Compliance Department will determine whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and thus requires disclosure in the SAI.

LENDING OF PORTFOLIO SECURITIES

The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Funds remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Funds also have the right to terminate a loan at any time.  The Funds do not have the right to vote on securities while they are on loan.  However, it is the Funds’ policy to attempt to terminate loans in time to vote those proxies that the Funds determine are material to their interests.  Loans of portfolio securities may not exceed 33-1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of cash, the Funds will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing on a fully collateralized basis.  In a loan transaction, the Funds will also bear the risk of any decline in value of securities acquired with cash collateral.  The Funds will minimize this risk by limiting the investment of cash collateral to money market funds or similar private investment vehicles, repurchase agreements or other high quality instruments with short maturities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board provides broad supervision over the Trust’s affairs. The Manager is responsible for the management of Trust assets, and the Trust’s officers are responsible for the Trust’s operations. The Trustees and officers of the Trust and Master Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty funds in the fund complex that includes the Trust, the Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (73)	Trustee since 1996
Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (66)	Trustee since 2004
Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Brenda A. Cline (49)	Trustee since 2004
Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Trustee, Trinity Valley School (2003- 2004); Member, Trinity Valley School Endowment Committee (2004- Present); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Richard A. Massman (66)	Trustee since 2004 Chairman since 2008
Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2009) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

R. Gerald Turner (64)	Trustee since 2001
President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present).

Thomas M. Dunning (67)	Trustee since 2008
Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, Baylor Health Care System Foundation (2007-Present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-Present);  Board Member, John Tower Center for Political Studies/SMU (2008-Present);  Board Member, University of Texas Development Board (2008-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Eugene J. Duffy (55)	Trustee since 2008
Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Paul J. Zucconi, CPA (68)	Trustee since 2008
Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, National Kidney Foundation serving North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS
Term One Year
William F. Quinn (62)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), President (1986-2006), and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009); Director, Crescent Real Estate Equities, Inc. (1994-2007); Director, Pritchard,

2007 Trustee from 1987 to 2008
Hubble & Herr, LLC (investment adviser) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member , New York Stock Exchange Pension Managers Advisory Committee (1997-1998, 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman (2007-Present), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee (1995-2008) and President (1995-2007, 2008-Present), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds, plc (2007-Present).

Gene L. Needles, Jr. (55)	President Since 2009 Executive Vice President 2009
President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

Rosemary K. Behan (51)	VP, Secretary and Chief Legal Officer since 2006
Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, Enforcement Division, Securities and Exchange Commission (1995–2004).

Brian E. Brett (49)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).
Wyatt L. Crumpler (43)	VP since 2007

Vice President, Asset Management, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (56)	VP since 1989
Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Melinda Heika (48)	Treasurer since 2010	Vice President, Finance & Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004) and Senior Financial Analyst (1997-1998), American Beacon Advisors, Inc.
Terri L. McKinney (46)	VP since 2010
Vice President, Enterprise Services-American Beacon Advisors (2009-Present); Managing Director-American Beacon Advisors (2003-2009); Director of Marketing & Retail Sales (1996-2003); Vice President, Board of Trustees for the Down Syndrome Guild of Dallas (2008-Present);  Trustee, Down Syndrome Guild of Dallas (2006-2008).

Jeffrey K. Ringdahl (34)	VP since 2010
Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Christina E. Sears (38)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

*
The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.

**
Mr. Feld is deemed to be an “interested person” of the Trust and Master Trust, as defined by the 1940 Act.  Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisers.

The Trust has an Audit and Compliance Committee (“Audit Committee”), consisting of Messrs. Zucconi (Chair) and Messrs. Duffy and Dunning.  Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity.  None of the members of the committee are “interested persons” of the Trust, as defined by the 1940 Act.  As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws,  rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s Chief Compliance Officer in connection with his or her implementation of the Trust’s Compliance Program. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 2009.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair) and Turner.  Mr. Massman, as Chairman of the Trust, serves on the Nominating Committee in an ex-officio capacity.  As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2009.

The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair) and Ms. Cline.  Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity.  As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager. The Investment Committee met five times during the fiscal year ended December 31, 2009.

The Trustees who owned shares of any Fund are listed in the following tables with the dollar range of their ownership in such Fund(s) and the Trust as a whole as of the calendar year ended December 31, 2009.

INTERESTED
Feld
S&P 500 Index
Small Cap Index
International Equity Index
Aggregate Dollar Range of Equity Securities in all Trusts (20 Funds)	Over $100,000

NON-INTERESTED
	Bogart	Cline	Massman	Turner	Dunning	Duffy	Zucconi
S&P 500 Index
Small Cap Index
International Equity Index
Aggregate Dollar Range of Equity Securities in all Trusts (20 Funds)	$10,001-$50,000	$10,001-$50,000	Over $100,000	Over $100,000	Over $100,000	None	$10,001-$50,000

As compensation for their service to the Trust, the American Beacon Mileage Funds, the American Beacon Select Funds and the Master Trust (collectively, the “Trusts”), each Trustee is compensated as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee; and (3) reimbursement of reasonable expenses incurred in attending such Board and Committee meetings.

Mr. Massman was elected as Chairman April 15, 2008.  For his service as Chairman, Mr. Massman will receive an additional annual payment of $15,000. Total compensation (excluding reimbursements) is reflected in the following table for the fiscal year ended December 31, 2009.  The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts (20 funds)
INTERESTED TRUSTEES
Alan D. Feld	$114,343	$0	$127,000

NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$119,295	$0	$132,500
Brenda A. Cline Eugene J. Duffy Thomas M. Dunning Richard A. Massman R. Gerald Turner Paul J. Zucconi	$119,295 $119,295 $119,295 $132,800 $112,092 $119,295	$0 $0 $0 $0 $0 $0	$132,500 $132,500 $132,500 $147,500 $124,500 $132,500

         The Boards have adopted an Emeritus Trustee and Retirement Plan (“Plan”). The Plan provides that a Trustee who has served on the Boards as of June 4, 2008, and who has reached a mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. The Boards, through a majority vote, may determine to grant one or more annual exemptions to this mandatory retirement requirement.  Additionally, a Trustee who has served on the Board of one or more Trusts for at least 5 years as of June 4, 2008, may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status.

A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

TRUSTEES AND OFFICERS OF THE INDEX LLC

The Board of Directors of the Index LLC consists of thirteen individuals, eleven of whom are not “interested persons” of the Index LLC as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the oversight of the operations of the Index LLC and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Index LLC’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Index LLC; (3) review the conduct and results of each independent audit of the Index LLC’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Index LLC and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Index LLC’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Index LLC’s investments; and (8) resolve any disagreements between Index LLC management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.  During the fiscal year ended December 31,2009, the Audit Committee met ____ times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (chair), Cynthia A. Montgomery, Robert C. Robb and Frederick W. Winter, all of whom are non-interested Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Directors of the Index LLC and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Index LLC shareholders as it deems appropriate. Index LLC shareholders who wish to recommend a nominee should send nominations to the Secretary of the Index LLC that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.  During the fiscal year ended December 31, 2009, the Governance Committee met ____ times.

The members of the Compliance Committee are Joseph Platt (chair), Cynthia A. Montgomery and Robert C. Robb, all of whom are non-interested Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Index LLC, the fund-related activities of BlackRock and the Index LLC’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Index LLC and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Index LLC’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Index LLC’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.  During the fiscal year ended December 31, 2009, the Compliance Committee met ____ times.

The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (chair), Toby Rosenblatt (vice chair), Ronald W. Forbes, Rodney D. Johnson and Herbert I. London, all of whom are non-interested Directors, and Richard S. Davis, who is an interested Director. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Index LLC’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Index LLC’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Index LLC’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.  During the fiscal year ended December 31, 2009, the Performance Committee met ____ times.

The members of the Executive Committee (the “Executive Committee”) are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis.  Messrs. Forbes and Johnson are non-interested Directors and Mr. Davis is an interested Director.  The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board of Directors, (2) exercise such other authority as may from time to time be delegated to the Committee by the Board of Directors.  The Board expects to adopt a written charter for the Executive Committee.  During the fiscal year ended December 31, 2009, the Executive Committee met ____ times.

Certain biographical and other information relating to the Directors are set forth below, including their address, year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address(1) and Year of Birth	Positions(s) Held with the Index LLC	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Funds and Portfolios Overseen by Director	Public Directorships
Non-Interested Directors:(2)
David O. Beim (1940)(4)	Director	Director since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Formerly Chairman of Wave Hill Inc. (public garden and cultural center) from	34 registered investment companies consisting of 81 portfolios	None

1990 to 2006; Trustee of Phillips Exeter Academy since 2002.
Ronald W. Forbes (1940)(5)	Director	Director since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 registered investment companies consisting of 81 portfolios	None
Dr. Matina Horner (1939)(6)	Director	Director since 2007	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) from 1989 to 2003.	34 registered investment companies consisting of 81 portfolios	N Star (electric & gas utility)

Name, Address(1) and Year of Birth	Positions(s) Held with the Index LLC	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Funds and Portfolios Overseen by Director	Public Directorships
Non-Interested Directors:(2)
Rodney D. Johnson (1941)(5)	Director	Director since 2007
President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002 ; Member of the Archdiocesan Investment Committee of the Archidocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.
				34 registered investment companies consisting of 81 portfolios	None
Herbert I. London (1939)	Director	Director since 2002
Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc.(strategic solutions company) since 2006; Director, Cerego, LLC (software development and design) since 2005 .
				34 registered investment companies consisting of 81 portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery (1952)	Director	Director since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 registered investment companies consisting of 81 portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt, Jr. (1947)(7)	Director	Director since 2007
Director, The West Penn Allegheny Health System (a not-for-profit health system since 2008; Formerly Partner, Amarna Corporation, LLC, (private investment company) from 2002 to 2008; Director, Jones and Brown (Canadian Insurance Broker) since 1998;   General Partner, Thorn Partners, LP (private investment) since 1998.
				34 registered investment companies consisting of 81 portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. (1945)	Director	Director since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 registered investment companies consisting of 81 portfolios	None
Toby Rosenblatt (1938)(8)	Director	Director since 2007
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Manage-ment, LLC since 2007; Director, The James Irvine Foundation (philan-thropic foundation since 1997; Formerly Trustee, SSR Funds from 1990- 2005; Formerly Trustee, Metro-politan Series Funds, Inc. from 2001 to 2005.
				34 registered investment companies consisting of 81 portfolios	A.P. Pharma, Inc. (specialty pharmaceutical)

Name, Address(1) and Year of Birth	Positions(s) Held with the Index LLC	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Funds and Portfolios Overseen by Director	Public Directorships
Non-Interested Directors:(2)
Kenneth L. Urish (1951)(9)	Director	Director since 2007
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member, External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Penn-sylvania Institute of Certified Public Accountants since 2007; Formerly Director, Inter-Tel from 2006 to 2007; Formerly President and Trustee, Pittsburgh Catholic Pub-lishing Associates from 2003-2008.
				34 registered investment companies consisting of 81 portfolios	None
Frederick W. Winter (1945)	Director	Director since 2007
Professor and Dean Emeritus of the Joseph M. Katz School of Business - University of Pittsburgh since 2005 and Dean thereof from 1997 - 2005; Director, Alkon Corporation (pneu-matics) since 1992; Formerly Direct-or, Indotronix International (IT serv-ices) from 2004 to 2008; Director, Tippman Sports (recreation) since 2005.
				34 registered investment companies consisting of 81 portfolios	None
Name, Address(1) and Year of Birth	Positions(s) Held with the Index LLC	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Funds and Portfolios Overseen by Director	Public Directorships
Interested Directors:(2)(10)
Richard S. Davis (1945)	Director	Director since 2007
Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research mutual funds from 2000 to 2005; Formerly Chairman SSR Realty from 2000 to 2004.
				174 registered investment companies consisting of 286 portfolios	None
Henry Gabbay (1947)	Director	Director since 2007
Consultant, BlackRock, Inc. since 2007; Managing Director, BlackRock, Inc. from 1989 to  2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007and Treasurer of certain closed-end funds in the BlackRock Fund complex from 1989 to 2006.
				174 registered investment companies consisting of 286 portfolios	None

(1) Unless otherwise indicated, the address of each Director is 40 East 52nd Street, New York, New York 10022.
(2) Directors serve until death, resignation, or removal, or until December 31 of the year in which they turn 72.
(3) Following the combination of Merrill Lynch Investment managers, L.P. (MLIM) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007.  As a result, although the chart shows certain Directors as joining the Index LLC’s Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb Jr., 1999; Tony Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
(4) Chair of the Performance Committee.
(5) Co-Chair of the Board of Directors.
(6) Chair of the Governance Committee.
(7) Chair of the Compliance Committee.
(8) Vice-Chair of the Performance Committee.
(9) Chair of the Audit Committee.
(10) Mr. Davis is an “interested person” as defined in the 1940 Act, of the Index LLC based on his positions with BlackRock, Inc. and its affiliates.  Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Index LLC is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address(1) and Year of Birth	Position(s) Held with the Index LLC	Term of Office() and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Funds and Portfolios Overseen	Public Directorships
Officers (2)
Donald C. Burke (1960)	President and Chief Executive Officer	President and Chief Executive Officer since 2007
Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
				184 registered investment companies consisting of 296 portfolios	None
Anne Ackerley (1962)	Vice President	Vice President since 2007
Managing Director, BlackRock, Inc. since May 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006;  Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice president and Operating Officer of the Mergers and Acquisitions Group.
				174 registered investment companies consisting of 286 portfolios	None
Howard Surloff	Secretary	Secretary	Managing Director, of	174 registered	None

Name, Address(1) and Year of Birth	Position(s) Held with the Index LLC	Term of Office() and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Funds and Portfolios Overseen	Public Directorships
Officers (2)
(1965)		since 2007	BlackRock Inc., and General Counsel of US Funds at BlackRock, Inc. since 2006; Formerly General Counsel (US) Goldman Sachs Asset Management from 1993 to 2006.	investment companies consisting of 286 portfolios
Brian P. Kindelan (1959)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Compliance Officer since 2007
Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since January 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004, and Vice President and Senior Counsel thereof from 1998 to 2000.
				174 registered investment companies consisting of 286 portfolios	None
Neal J. Andrews (1966)	Chief Financial Officer	Chief Financial Officer since 2007
Managing Director of  BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.
				174 registered investment companies consisting of 286 portfolios	None
Jay M. Fife (1970)	Treasurer	Treasurer since 2007
Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds  from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
				174 registered investment companies consisting of 286 portfolios	None
(1) Unless otherwise indicated, the address of each officer is 40 East 52nd Street, New York, New York 10022.
(2) Each officer is elected by and serves at the pleasure of the Board of Directors of the Index LLC.

Each non-interested Director is paid as compensation an annual retainer of $150,000 per year for his or her services as Director to the BlackRock-advised funds, including the Index LLC, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meeting. In addition, the Co-Chairs of the Board of Directors are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Index LLC compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. The Index LLC may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

The following table sets for the compensation earned by the non-interested Directors and Chief Compliance Officer for the fiscal year ended December 31, 2009, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2009.

Name of Directors	Aggregate Compensation from the Index LLC(a)	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock Advised Funds
David O. Beim	None	None	$
Ronald W. Forbes(c)	None	None	$
Dr. Martina Horner(d)	None	None	$
Rodney D. Johnson(c)	None	None	$
Herbert I. London	None	None	$
Cynthia A. Montgomery	None	None	$
Joseph P. Platt, Jr.(e)	None	None	$
Robert C. Robb, Jr.	None	None	$
Toby Rosenblatt(f)	None	None	$
Kenneth L. Urish(g)	None	None	$
Frederick W. Winter	None	None	$
Compliance Officer Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None(h)	None	$
(a)	For the fiscal year ended December 31, 2009, the Index LLC paid aggregate compensation of $-- to all Directors then holding such office.
(b)	Chair of the Performance Committee.
(c)	Co-Chair of the Board of Directors.
(d)	Chair of the Governance Committee.
(e)	Chairman of the Compliance Committee.
(f)	Vice-Chair of the Performance Committee.
(g)	Chair of the Audit Committee.

Information relating to each Directors share ownership in the Index LLC and in all BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2009 is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity Securities in the Index LLC	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Directors:
Richard S. Davis Henry Gabbay	None None
Non-Interested Directors:
David O. Beim Ronald W. Forbes Dr. Martina Horner Rodney D. Johnson Herbert I. London Cynthia A. Montgomery	None None None None None None
Joseph P. Platt, Jr. Robert C. Robb, Jr. Toby Rosenblatt Kenneth L. Urish Frederick W. Winter	None None None None None

Additional information regarding the management of the Index Portfolios may be found in the Part B of the Registration Statement for the Quantitative Master Series LLC, SEC File No. 811-7885. Shareholders may access this information on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO

The Equity 500 Index Portfolio Board is responsible for generally overseeing the Equity 500 Index Portfolio’s business. The Trustees and officers of the Equity 500 Index Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

Name, Address, and Year of Birth (“YOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Chairman of the Board	Term: Indefinite Elected: 2/00	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	18	Trustee, State Street Institutional Investment Trust; Trustee, Scottish Widows Investment Partnership Trust; Director, the Holland Series Fund, Inc.; and Director, The China Fund, Inc.
William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1937	Trustee	Term: Indefinite Elected: 2/00	Trustee of Old Mutual South Africa Master Trust (investments) (1995 – present); Chairman emeritus, Children’s Hospital (1984 – present); Director, Boston Plan For Excellence (non-profit), (1994 – present); President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959 – 1999). Mr. Boyan retired in 1999.	18	Trustee, State Street Institutional Investment Trust; and Trustee, Old Mutual South Africa Master Trust
Rina K. Spence 7 Acacia Street Cambridge, MA 02138 YOB: 1948	Trustee	Term: Indefinite Elected: 2/00	President, SpenceCare International LLC (1998 – present); Member of the Advisory Board, Ingenium Corp. (technology company) (2001 – present); Chief Executive Officer, IEmily.com (internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998-1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	18	Trustee, State Street Institutional Investment Trust; Director of Berkshire Life Insurance Company of America; and Director, IEmily.com

Name, Address, and Year of Birth (“YOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1940	Trustee	Term: Indefinite Elected: 2/00	Executive Vice President of Chase Manhattan Bank (1987 – 1999). Mr. Williams retired in 1999.	18	Trustee, State Street Institutional Investment Trust
Officers:
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB 1965	President	Term: Indefinite Elected: 4/05	President, SSgA Funds Management, Inc. (2005 – present); Principal, SSgA Funds Management, Inc. (2001 – 2005); Senior Managing Director, State Street Global Advisers (March 2000 – 2006).	18	President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares, State Street Master Funds, State Street Institutional Trust and Trustee, Select Sector SPDR Trust
Gary L. French State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 YOB: 1951	Treasurer	Term: Indefinite Elected: 5/05	Senior Vice President of State Street Bank and Trust Company (2002 – present);	------	------

The By-Laws of the Equity 500 Index Portfolio provide that it shall indemnify each person who is or was a Trustee of the Equity 500 Index Portfolio against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings, if the person in good faith and reasonably believes that his or her conduct was in the Equity 500 Index Portfolio’s best interest. The Equity 500 Index Portfolio, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Each Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting. The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2009.

Name/Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
William L. Boyan, Trustee	$30,000	$0	$0	$30,000
Michael F. Holland, Trustee	$30,000	$0	$0	$30,000
Rina K. Spence, Trustee	$30,000	$0	$0	$30,000
Douglas T. Williams, Trustee	$30,000	$0	$0	$30,000

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the State Street Master Funds as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
William L. Boyan	None	None

Michael F. Holland	None	None
Rina K. Spence	None	None
Douglas T. Williams	None	None

CODE OF ETHICS

The Manager, the Trust, SSgA FM and BlackRock have each adopted a Code of Ethics (“Code”) under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and Trust’s Codes require employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the "Policy") that sets forth guidelines and procedures designed to ensure that the Manager votes such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds' shareholders and the Manager or its affiliates. Please see Appendix A for a copy of the Policy, as amended. Each Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.

The proxy voting policy for each Index Portfolio is included in Appendix B.

CONTROL PERSONS AND 5% SHAREHOLDERS

Set forth below are the entities or persons that own 5% or more of the outstanding shares of a Fund or Class as of April 1, 2010, including classes of shares not included in this SAI. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses. The Trustees and officers of the Trusts, as a group, own less than 1% of all classes of each Fund's shares outstanding.

LIST OF 5% SHAREHOLDERS
(as of April 1, 2010)
American Beacon Funds
(Institutional Class and Investor Class)

S & P 500 Index Fund	Total Fund	Institutional Class	Investor Class

*Denotes record owner of Fund shares only

Small Cap Index Fund	Total Fund	Institutional Class	Investor Class

*Denotes record owner of Fund shares only

International Equity Index Fund	Total Fund	Institutional Class	Investor Class

*Denotes record owner of Fund shares only

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager is a wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”).  Lighthouse is indirectly controlled by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”).  The Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

•	complying with reporting requirements;
•	corresponding with shareholders;
•	maintaining internal bookkeeping, accounting and auditing services and records; and
•	supervising the provision of services to the Trusts by third parties.

Foreside Fund Services, LLC ("Foreside"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Funds' shares.  Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.

The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds’ existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

The following amounts represent management fees paid to the Manager based on total Portfolio assets, including funds and classes of shares not included in this SAI.  The Funds have a fiscal year end of December 31st.  Management fees for the Funds for the fiscal year ended December 31, 2007 were approximately $_______.  Management fees for the Funds for the fiscal year ended December 31, 2008 were approximately $______________.  Management fees for the Funds for the fiscal year ended December 31, 2009 were approximately $______________.

Under the Management Agreement, the Manager presently monitors the services provided by BlackRock to the Index LLC Portfolios and by SSgA FM to the Equity 500 Index Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interests of the shareholders of any of the Index Funds to withdraw its investment from the corresponding Portfolio, the Manager would become responsible for directly managing the assets of that Index Fund. In such an event, the Index Fund would pay the Manager an annual fee of up to 0.10% of the Index Fund’s average net assets, accrued daily and paid monthly.

The Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds.   Administrative services fees for the Funds for the fiscal years ended December 31, 2007, 2008, and 2009 were approximately $                 , $               , and $            , respectively.

The Funds do not engage in securities lending, so the Manager received no related compensation for the fiscal years ended December 31, 2007, 2008, and 2009.  The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Investor Class has adopted a Service Plan. The Service Plan for the Investor Class provides that S&P 500 Index Fund will pay up to 0.375% per annum of its average daily net assets to the Manager (or another entity approved by the Board).  The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears.  The fees for the Investor Class Funds will be paid on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Service plan for the Investor Class.  The primary expenses expected to be incurred under the Service Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees for the S&P 500 Index Fund and funds not included in this SAI for the fiscal years ended December 31, 2007, 2008, and 2009 were approximately $371,000, $248,000, and $                 respectively.

The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for certain Classes of the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

The Manager may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").  The amount of these revenue sharing payments is determined at the discretion of the Manager from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Such revenue sharing payments are intended to provide additional compensation to Financial Intermediaries for various services which may include, but is not limited to, some or all of the following: advertising and marketing campaigns for the Funds; granting personnel of the Manager reasonable access to a Financial Intermediary's personnel responsible for recommending the Funds; allowing the Manager’s personnel to attend conferences; periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; and explaining to clients the features and characteristics of the Funds.  In addition, the Manager may provide financial assistance to Financial Intermediaries by sponsoring conferences.  The Manager may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

Receipt of, or the prospect of receiving, this additional compensation may influence a Financial Intermediary's recommendation of the Funds or of any particular share class of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of a Fund.

In addition to the compensation described above, the Manager may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees").  Such subaccounting fees paid by the Manager may differ depending on the Fund.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

The Manager is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients' accounts, the Manager benefits from the incremental management and other fees paid to the Manager by the Funds with respect to those assets.

BlackRock

Under the terms of the Index LLC’s investment advisory agreement with BlackRock, BlackRock provides the Index LLC with investment advisory and management services. Subject to the supervision of the Index LLC Board, BlackRock is responsible for the actual management of each Index LLC Portfolio and reviews each

Portfolio’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with BlackRock.  Prior to September 29, 2006, Fund Asset Management (“FAM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as the Index LLC’s investment advisor.

The investment advisory agreement obligates BlackRock to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Index LLC connected with investment and economic research, trading and investment management of the Index LLC, as well as the fees of all Directors who are affiliated persons of BlackRock or any of their affiliates. The Index LLC Portfolios and their corresponding Funds each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Index LLC Portfolios or Directors of the LLC who are not officers, directors or employees of BlackRock, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Directors of the Index LLC Portfolios or Directors of the LLC, and any extraordinary expenses.

For the years ended December 31, 2007, December 31, 2008, and December 31, 2009, BlackRock earned $114,233, $93,067, and $                of which $38,870, $79,741, and $              was waived respectively, as compensation for investment advisory services provided to the International Index Series.

For the years ended December 31, 2007, December 31, 2008, and December 31, 2009, BlackRock earned $64,480, $47,115, and $           of which $4,886, $26,007, and $            was waived, respectively, as compensation for investment advisory services provided to the Small Cap Index Series.

BlackRock provides administrative services to the Index LLC. The Investment Advisory Agreement obligates BlackRock to provide certain administrative services to the Index LLC and to pay all compensation of and furnish office space for officers and employees of the Index LLC as well as the fees of all Directors who are affiliated persons of BlackRock or any of their affiliates. Each Index LLC Portfolio pays, or causes to be paid, all other expenses incurred in its operation, including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing, and mailing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, SEC fees, expenses of registering the shares under federal, state or foreign laws, fees and actual out-of-pocket expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Index LLC Portfolios. BlackRock Investments, Inc. will pay certain of the expenses of the Index LLC Portfolios incurred in connection with the offering of their shares.

Pursuant to a Subadministration Agreement between BlackRock and the Manager, BlackRock provides certain other administrative services to the Manager. These services include the maintenance and provision of various records related to the Small Cap Index Series and the International Index Series. For these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee for each Fund will be reduced by the total expense ratio of its corresponding Index Portfolio, net of any fee waivers. For the years ended December 31, 2007, 2008, and 2009, BlackRock earned $94,237, $40,650, and $            as compensation under the Subadministration Agreement.

SSgA FM and State Street

Under the terms of the Equity 500 Index Portfolio’s Investment Advisory Agreement with SSgA FM, SSgA FM manages the Equity 500 Index Portfolio subject to the supervision and direction of the Equity 500 Index Portfolio Board. Subject to such policies as the Equity 500 Index Portfolio Board may determine, SSgA FM furnishes a continuing investment program for the Equity 500 Index Portfolio and makes investment decisions on its behalf. SSgA FM places all orders for purchases and sales of the Equity 500 Index Portfolio’s investments.

SSgA FM bears all expenses in connection with the performance of services under the Agreement. The S&P 500 Index Fund and the Equity 500 Index Portfolio each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio or

Trustees of the Trust who are not officers, directors or employees of SSgA FM, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Equity 500 Index Portfolio or Trustees of the Trust, and any extraordinary expenses.

State Street provides administrative services to the Equity 500 Index Portfolio. Under the Administration Agreement between the Equity 500 Index Portfolio and State Street, State Street is obligated on a continuous basis to provide such administrative services as the Equity 500 Index Portfolio Board reasonably deems necessary for the proper administration of the Portfolio. State Street generally will assist in all aspects of the Portfolio’s operations; supply and maintain office facilities (which may be in State Street’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filing with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Equity 500 Index Portfolio Board; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, By-Laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the years ended December 31, 2007, 2008, and 2009, the Equity 500 Index Portfolio paid $1,221,000, $892,708, and $                respectively, in total compensation to SSgA FM and State Street for investment advisory, administrative and other services. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of these fees.

OTHER SERVICE PROVIDERS

State Street, located in Boston, Massachusetts, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located at 330 W. 9th Street, Kansas City, Missouri. State Street also serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to instructions given by the Manager, State Street invests certain excess cash balances of certain funds in various futures contracts. State Street also serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio. The J.P. Morgan Chase Bank, N.A., New York, New York, serves as custodian for the assets of the International Index Series. State Street Bank and Trust Company, North Quincy, Massachusetts, serves as the custodian for the assets of the Small Cap Index Series. The independent registered public accounting firm for the Funds is Ernst & Young LLP, Suite 2000, 2323 Victory Avenue, Dallas, Texas and for the Equity 500 Index Portfolio is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts. The independent registered public accounting firm for the Master International Index Series and the Master Small Cap Index Series, two of the series of the Index LLC, is Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey.

PORTFOLIO MANAGERS

The portfolio managers to the Funds and the Portfolios (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Funds and Portfolios. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets for the Portfolio Managers is shown as of December 31, 2009.

Name of Investment Adviser and Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
American Beacon Advisors, Inc.
Wyatt Crumpler	N/A	N/A	3 ($10.2 bil)	N/A	N/A	N/A
William F. Quinn	N/A	N/A	3 ($10.2 bil)	N/A	N/A	N/A

Name of Investment Adviser and Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Cynthia Thatcher	N/A	N/A		N/A	N/A	N/A
BlackRock Advisors, LLC- The following table sets forth information about funds and accounts other than the International Equity Index Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2009.

Jeffrey L. Russo
Debra L. Jelilian
BlackRock Advisors, LLC- The following table sets forth information about funds and accounts other than the Small Cap Index Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2009.

Jeffrey L. Russo
Debra L. Jelilian
SSgA Funds Management, Inc. - Equity 500 Index Portfolio
John Tucker
Karl Schneider

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds and Portfolios. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and investment advisor to the Index Portfolios of any foreseeable material conflicts of interest that may arise from the concurrent management of Funds and other accounts as of the end of each Fund’s most recent fiscal year.

The Manager. The Manager’s Portfolio Managers are responsible for managing one or more of the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

Portfolio Managers of the Manager with responsibility for the Funds are also responsible for managing, among other accounts, the pension assets for AMR Corporation and its subsidiaries ("AMR Pension Accounts"). These Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors who invest the assets of [the Funds and] AMR Pension Accounts. The same investment process and overall investment strategies are used for both the Funds and the AMR Pension Accounts. Potential conflicts of interest may occur when the Manager's Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. This potential conflict of interest is disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.

           BlackRock.  Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, and significant shareholders and any officer, director, stockholder, employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Ms. Jelilian and Mr. Russo currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

SSgA FM.  A portfolio manager may be subject to potential conflicts of interest, because he or she is responsible for other accounts in addition to the Equity 500 Index Portfolio. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.

Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of Equity 500 Index Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources.

Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation

The Portfolio Managers are compensated in various forms by their respective investment advisor. Following is a description provided by each investment advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

The Manager.  Compensation of the Manager’s Portfolio Managers is comprised of base salary, annual cash bonus, and in stock options to purchase shares of stock in the parent corporation of the Manager’s parent company.  Each Portfolio Manager’s base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager’s annual cash bonus plan. The amount of the total bonus pool is based upon several factors including (i) profitability of the Manager, (ii) organic growth of assets under management and (iii) the relative investment performance of the assets managed by the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility. Additionally, the Portfolio Managers participate in the Manager’s stock option plan.  Participation in this plan is offered to all personnel of the Manager.

BlackRock.  BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation: Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.  Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in those other capacities.

Discretionary Incentive Compensation:  Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to Ms. Jelilian and Mr. Russo the relevant benchmarks are the Russell 2000 Index and Morgan Stanley Capital International Europe Australasia Far East Index.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation:  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Ms. Jelilian and Mr. Russo have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.  Ms. Jelilian and Mr. Russo have each participated in the deferred compensation program.

Other compensation benefits: In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Ms. Jelilian and Mr. Russo are each eligible to participate in these plans.

SSgA FM.  The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

Ownership of Funds

Certain Portfolio Managers beneficially owned shares of one or more Funds as of the end of each Fund’s most recent fiscal year. A Portfolio Manager’s beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the Portfolio Manager has any direct or indirect beneficial ownership in the Fund listed. The tables below set forth each Portfolio Manager’s beneficial ownership of the Fund(s) under that Portfolio Manager’s management as provided by each investment advisor. In the following tables, "N/A" indicates that the Portfolio Manager does not have responsibility for that Fund.

Name of Investment Advisor and Portfolio Manager	S&P 500 Index Fund	Small Cap Index Fund	Int’l Equity Index Fund
American Beacon Advisors, Inc.
Wyatt Crumpler
William F. Quinn
Cynthia Thatcher

Name of Investment Advisor and Portfolio Manager	BlackRock Small Cap Index Fund (1)	BlackRock Int’l Index Fund (1)
BlackRock Advisors, LLC
Jeffrey L. Russo
Debra L. Jelilian

Name of Investment Advisor and Portfolio Manager	BlackRock Small Cap Index Fund (1)	BlackRock Int’l Index Fund (1)
1 Individuals may not invest directly in the Index LLC Portfolios.  The table represents each Portfolio Manager’s beneficial ownership of the BlackRock Small Cap Index and International Index Funds, feeder funds that, like the Small Cap Index Fund and International Equity Index Fund, invest all of their investable assets in the Index LLC Portfolios.

Name of Investment Advisor and Portfolio Manager	Equity 500 Index Portfolio
SSgA Funds Management, Inc.
Ric Thomas
Chuck Martin
John Tucker
Karl Schneider

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager, SSgA FM and BlackRock authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund or Portfolio’s net asset value), and other information provided to the applicable Fund or Portfolio, to the Manager, SSgA FM and/or BlackRock (or their affiliates), provided, however, that the Manager, SSgA FM or BlackRock determines that it has received the best net price and execution available. The Trusts do not allow the Manager to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager, SSgA FM and BlackRock are also authorized to cause a Fund or Portfolio to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager, SSgA FM or BlackRock, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager, SSgA FM or BlackRock exercises investment discretion.  However, with disclosure to and pursuant to written guidelines approved by the Board, the Index LLC Board, or the Equity 500 Index Portfolio Board, as applicable, the Manager, BlackRock or SSgA FM (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. Brokerage and research services obtained with Fund or Portfolio commissions might be used by the Manager, SSgA FM and/or Blackrock, as applicable, to benefit their other accounts under management.

Index LLC Portfolios

Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of the Index LLC Portfolios’ portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Index LLC Portfolios, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, an Index LLC Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including an Index LLC Portfolio. In return for such services, BlackRock may cause an Index LLC Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

           In selecting brokers or dealers to execute portfolio transactions, BlackRock seeks to obtain the best price and most favorable execution for the Index LLC Portfolios, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

           Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Index LLC Portfolios.

           BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

           BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

           Research-oriented services for which BlackRock might pay with Index LLC Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Index LLC Portfolio or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by an Index LLC Portfolio to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

           Payments of commissions to brokers who are affiliated persons of the Fund will be made in accordance with Rule 17e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

           From time to time, an Index LLC Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

           BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for an Index LLC Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

           Each Index LLC Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by an Index LLC Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Index LLC Portfolio are redeemable on a daily basis in U.S. dollars, each Index LLC Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on an Index LLC Portfolio’s portfolio strategies.

           Each Index LLC Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with an Index LLC Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Index LLC Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Index LLC Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of an Index LLC Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, an Index LLC Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Small Cap Index Series paid brokerage commissions of $116,055, $118,412, and $            respectively, and paid $0, $0, and $    in commissions to affiliates in fiscal years ended December 31, 2007, 2008 and 2009, respectively.

For the fiscal years ended December 31, 2007, 2008 and 2009, the International Index Series paid brokerage commissions of $381,040, $163,741, and $              respectively, and paid $69,750, $41,908, and $              in commissions to affiliates in fiscal years ended December 31, 2007, 2008 and 2009, respectively.

For the fiscal year ended December 31, 2009, the brokerage commissions paid by the Small Cap Index Series to affiliates represented               % of the aggregate brokerage commissions paid and involved            % of the Small Cap Index Series’ dollar amount of transactions involving payment of commissions during the year.

For the fiscal year ended December 31, 2009, the brokerage commissions paid by the International Index Series to affiliates represented                 % of the aggregate brokerage commissions paid and involved                                  ___% of the International Index Series’ dollar amount of transactions involving payment of commissions during the year.

Shareholders of the Small Cap Index and International Equity Index Funds bear only their pro-rata portion of the brokerage commissions.

           The following table shows the dollar amount of brokerage commissions paid to brokers for providing 28(e) research/brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2009. The provision of 28(e) research/brokerage services was not necessarily a factor in the placement of all brokerage business with such brokers.

Portfolio	Amount of Commissions Paid to Brokers for Providing 28(e) Research/Brokerage Services	Amount of Brokerage Transactions Involved
Small Cap Index Series
International Index Series

           Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Index LLC Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

           Purchases of money market instruments by an Index LLC Portfolio are made from dealers, underwriters and issuers. The Index LLC Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

           Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

           BlackRock may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from an Index LLC Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that an Index LLC Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that an Index LLC Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

           Investment decisions for each Index LLC Portfolio and for other investment accounts managed by BlackRock are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

           Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in an Index LLC Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

           Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot”

issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

           Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve an Index LLC Portfolio or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

           In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as an Index LLC Portfolio is concerned, in other cases it could be beneficial to the Index LLC Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

           An Index LLC Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, The PNC Financial Services Group, Inc. (“PNC”), BlackRock Investments, Inc. (“BII”) or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BII or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

           The portfolio turnover rate of an Index LLC Portfolio is calculated by dividing the lesser of an Index LLC Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Index LLC Portfolio during the year.

           Each Index LLC Portfolio is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Index LLC Portfolio as of the end of its most recent fiscal year. As of December 31, 2009, the following Index LLC Portfolios held the following securities:

Small Cap Index Series

Regular Broker-Dealer	Security	Value
Deutsche Bank	Common Stock	$
Credit Suisse First Boston	Common Stock	$
UBS	Common Stock	$

International Index Series

Regular Broker-Dealer	Security	Value
Knight Securities	Common Stock	$

Equity 500 Index Portfolio

SSgA FM places all orders for purchases and sales of the Equity 500 Index Portfolio’s investments. SSgA FM does not currently use the Equity 500 Index Portfolio’s assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services.  SSgA FM does not “pay up” for the value of any such proprietary research.  SSgA FM may aggregate trades with clients of its affiliate, State Street Global Advisors (“SSgA”), whose commission dollars may be used to generate soft dollar credits.  Although SSgA FM’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

Affiliates of SSgA FM may receive brokerage commissions from the Equity 500 Index Portfolio in accordance with procedures adopted by the Equity 500 Index Portfolio Board under the 1940 Act, which procedures require periodic review of these transactions.

In certain instances there may be securities that are suitable for the Equity 500 Index Portfolio as well as for one or more of SSgA FM’s other clients. Investment decisions for the Equity 500 Index Portfolio and for SSgA FM’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Equity 500 Index Portfolio is concerned. However, it is believed that the ability of the Equity 500 Index Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended December 31, 2006, 2007, and 2008, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $254,741, $171,936, and $                  respectively. For the fiscal years ended December 31, 2007, 2008, and 2009, the Equity 500 Index Portfolio paid $0, $0 and $0, respectively, in commissions to State Street Global Markets LLC, an affiliated broker of SSgA FM. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of the brokerage commissions.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. For the Funds, redemptions in kind would be paid through distributions of securities held by the applicable Fund’s corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner; the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION
Taxation of the Funds

To continue to qualify for treatment as a regulated investment company (“RIC”) under the Tax Code, each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

•
Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity, Emerging Markets and International Equity Index Funds) foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”);

•
Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

•
Distribute annually to its shareholders at least 90% of the sum of its investment company taxable income (generally, taxable net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and, in the case of the International Equity, Emerging Markets and International Equity Index Funds, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”).

Each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio’s assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions — including distributions by the Funds of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (as described below under “Taxation of the Funds’ Shareholders”) — as taxable dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable at the rate for net capital gain (a maximum of 15% through 2010). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

See the part of the next section entitled “Taxation of Certain Investments” for a discussion of the tax consequences to each Fund of certain investments and strategies it or, in the case of a Fund, its corresponding Portfolio may employ.

Taxation of the Portfolios

The Portfolios and their Relationship to Funds. Each Portfolio is classified as a separate partnership for federal tax purposes that is not a “publicly traded partnership” treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio’s income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

Because each Fund is deemed to own a proportionate share of its corresponding Portfolio’s assets and to earn a proportionate share of its corresponding Portfolio’s income for purposes of determining whether the Fund satisfies the requirements to continue to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund’s recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund’s basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund’s entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund’s basis in its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund’s share of the Portfolio’s net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund’s share of the Portfolio’s losses.

Taxation of Certain Investments. A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Fund would have to take into account its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or the proceeds of redemption of a portion of the Fund’s interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio’s cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

If a Portfolio acquires stock in a foreign corporation that is a “passive foreign investment company” (“PFIC”) and holds the stock beyond the end of the year of acquisition, its corresponding Fund will be subject to federal income tax on the Fund’s share of a portion of any “excess distribution” the Portfolio receives on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” mentioned above. A Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a “qualified electing fund”; however, the requirements for that election are difficult to satisfy. The Portfolios currently do not intend to acquire securities in issuers that are considered PFICs.

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Portfolios that are permitted to invest therein realize in connection therewith. In general, any Fund’s share of (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its (or its corresponding Portfolio’s) business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.

Dividends and interest the International Equity Fund, the Emerging Markets Fund, and the International Index Series receive, and gains they realize, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on their securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

A Portfolio may invest in certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Tax Code) and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - and certain foreign currency options and forward contracts that will be “section 1256 contracts.”  Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund that invests in such a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain such a Fund recognizes, without in either case increasing the cash available to it the Fund.

Section 988 of the Tax Code also may apply to a Portfolio’s forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

Offsetting positions a Portfolio enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a Portfolio has an “appreciated financial position” - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Taxation of the Funds’ Shareholders

Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and (except for an exempt-interest dividend) receive some portion of the price back as a taxable distribution even thought it represents in part a return of invested capital.

If more than 50% of the value of the total assets of the International Equity Index Fund (including, as applicable, the share of its corresponding Portfolio’s total assets) at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to its share of any foreign and U.S. possessions income taxes paid by it or, as applicable, its corresponding Portfolio. If a Fund makes this election, it will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend the Fund pays that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against his federal income tax or, alternatively, deduct the taxes deemed paid by him in computing his taxable income. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund’s (or the Fund’s share of the Portfolio’s) income from foreign and U.S. possessions sources and foreign taxes paid. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The following individuals are eligible for purchasing shares of the Institutional Class with an initial investment of less than $2 million: (i) employees of the Manager, (ii) officers and directors of AMR Corporation, (iii) members of the Trust’s Board of Trustees, (iv) employees of TPG/Pharos, (v) members of the Manager’s parent’s Board of Directors; and (iv) any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested. The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. As a result, shareholders of the Investor Class benefit from the economies of scale generated by being part of a larger pool of assets.

FINANCIAL STATEMENTS

    The audited financial statements of the following Funds and Portfolios, including the reports of the independent registered public accounting firms (Ernst & Young LLP for the International Equity Index Fund and the Equity 500 Index Portfolio and Deloitte & Touche LLP for the Portfolios of the Index LLC), are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders of the International Equity Index Fund, S&P 500 Index Fund and Small Cap Index Fund for the period ended December 31, 2009.

S&P 500 Index Fund	Equity 500 Index Portfolio
International Equity Index Fund	Master International Index Series
Small Cap Index Fund	Master Small Cap Index Series

OTHER INFORMATION

This section provides descriptions of certain strategies used by the Funds, including strategies to invest in particular securities and corresponding risks of those strategies.

Asset-Backed Securities - Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios’ rating and quality requirements. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios’ rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Deposit Notes - Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

Bankers’ Acceptances - Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Borrowing Risks - The Portfolios may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund’s return.

Callable Securities – A Portfolio may invest in fixed-income securities with call features.  A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date.  In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Portfolio would lose the income that would have been earned to maturity on that security, and the proceeds received by the Portfolio may be invested in securities paying lower coupon rates.  Thus, a Portfolio’s income could be reduced as a result of a call.  In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Portfolio’s total return.

Cash Equivalents - Cash equivalents include certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Certificates of Deposit - Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

Commercial Paper - Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Convertible Securities - Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, the Manager considers some convertible securities to be equity equivalents.

Cover - Transactions using forward contracts, futures contracts, options on futures contracts and written options (“Financial Instruments”) expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio’s assets to cover or to segregated accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Debentures - Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

Depositary Receipts -- American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) - ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies.  In addition, a Portfolio may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Portfolio to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities.

Derivatives - Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Eurodollar and Yankeedollar obligations - Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Exchange-Traded Funds - A Portfolio may purchase shares of exchange-traded funds (ETFs). ETFs trade like a common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  Typically, a Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.  Most ETFs are investment companies. Therefore, a Portfolio’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below.

Foreign Securities - A Portfolio may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper.  Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations.  While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.  These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the  application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce each Portfolio’s rights as an investor.

              A Portfolio also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities.  Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States).  Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.  Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although each Portfolio endeavors to achieve the most favorable net results on portfolio transactions.

              Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility.  Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

              Foreign markets also have different clearance and settlement procedures.  In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon.  The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies.  Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Full Faith and Credit Obligations of the U.S. Government - Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

Futures Contracts - Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The use of futures contracts by the Portfolios is explained further under “Index Futures Contracts and Options on Index Futures Contracts.”

The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit “initial deposit” consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio’s obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

To the extent that a Portfolio enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission (“CFTC”)), the aggregate initial margin will not exceed 5% of the liquidation value of a Portfolio’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio’s assets that are at risk in futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by SSgA FM or BlackRock may still not result in a successful transaction.

In addition, futures contracts entail risks. Although SSgA FM or BlackRock may believe that use of such contracts will benefit a particular Portfolio, if that investment advisor’s investment judgment about the general direction of, for example, an index is incorrect, a Portfolio’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

General Obligation Bonds - General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Illiquid Securities - Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, that Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act.  To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio's illiquidity.  The Manager acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid.  Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. A Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Index Futures Contracts and Options on Index Futures Contracts - The Portfolios may invest in index futures contracts, options on index futures contracts and options on securities indices.

Index Futures Contracts - U.S. futures contracts trade on exchanges that have been designated “contracts markets” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets.

At the same time a futures contract on an index is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.

Options on Index Futures Contracts - The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

The writing of a call option on a futures contract with respect to an index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses or gains from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to an index is similar in some respectsto the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Equity 500 Index Portfolio Board has adopted the requirement that index futures contracts and options on index futures contracts be used as a hedge. Stock index futures may be used on a continual basis to equitize cash so that the Portfolios may maintain maximum equity exposure. Each Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

Futures Contracts on Stock Indices - The Portfolios may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Index Futures Contracts”). This investment technique is used only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolios or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolios.

In general, each transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolios will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolios’ investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Portfolios. Each Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of each Portfolio’s total assets.

Options on Securities Indices - The Portfolios may write (sell) covered call and put options to a limited extent on an index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Portfolios may forgo the benefits of appreciation on the index or may pay more than the market price for the index pursuant to call and put options written by the Portfolios.

By writing a covered call option, the Portfolios forgo, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a put option, the Portfolios, in exchange for the net premium received, accept the risk of a decline in the market value of the index below the exercise price.

Each Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When each Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The Portfolios have adopted certain other non-fundamental policies concerning index option transactions that are discussed above. The Portfolios’ activities in index options also may be restricted by the requirements of the Tax Code with which the Funds must comply to continue to qualify as a RIC.

The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, SSgA FM or BlackRock may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Stock Indices - A Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Inflation-Indexed Securities - Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation.

In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments. The U.S. Treasury guarantees to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity.

There can be no assurance that the designated inflation index for an inflation-indexed security will accurately reflect the real inflation rate.

Interfund Lending - Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other Funds for temporary purposes. The credit facility can provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions).  However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

The credit facility will reduce the Funds’ potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lending. Although the credit facility will reduce the Funds’ need to borrow from banks, the Funds remain free to establish lines of credit or other borrowing arrangements with banks.

Junk Bonds - Junk bonds are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by the Rating Organizations. For example, Moody’s and Standard & Poor’s rates them below Baa and BBB, respectively. Please see “Ratings of Long-Term Obligations” below for an explanation of the ratings applied to junk bonds. Junk bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, junk bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among many bond issuers.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery.  Additionally, accruals of interest income for Funds that invest in junk bonds may have to be adjusted in the event of default.  In the event of an issuers default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Loan Participation Interests - Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

Loan Transactions - Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board, the Equity 500 Index Portfolio Board or the Index LLC Board, as appropriate, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board, the Equity 500 Index Portfolio Board or the Index LLC Board, as appropriate, to vote proxies.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board, the Equity 500 Index Portfolio Board or the Index LLC Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as “qualified” loan transactions.

The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board, the Equity 500 Index Portfolio Board or the Index LLC Board, as appropriate.

Mortgage-Backed Securities - Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

Collateralized Mortgage Obligations (“CMOs”) - CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

Mortgage Pass-Through Securities - Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).  They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government, as in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”), or guaranteed by agencies or instrumentalities of the U.S. government, as in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.

            On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth.

Further, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

(1) GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) - GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

(2) FHLMC Mortgage Participation Certificates (“Freddie Macs”) - Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

(3) FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”) - Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

(4) Mortgage-Related Securities Issued by Private Organizations - Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Municipal Lease Obligations (“MLOs”) - MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation.

Other Investment Company Securities - A Portfolio at times may invest in shares of other investment companies, including other investment companies of the Trust. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Portfolio becomes a shareholder of that investment company. As a result, Portfolio shareholders indirectly will bear the Portfolio’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Portfolio shareholders directly bear in connection with the Portfolio’s own operations.  These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are itemized in the Fees and Expenses Table for each Fund in its prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

Preferred Stock - A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Private Activity Bonds - PABs are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. PABs are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. See “Tax Information – Taxation of the Funds’ Shareholders.”

Ratings of Long-Term Obligations - The Portfolios utilize ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The Rating Organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a high yield bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. Obligations rated B are deemed to be highly speculative.  For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of RR1 (outstanding). Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of RR2 (superior), or RR3 (good) or RR4 (average). Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of RR4 (average) or RR5 (below average). Obligations rated C indicate, for issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of RR6 (poor). Obligations rated RD indicate an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. Obligations rated D indicate an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (a) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (b) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (c) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation. Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

The four highest ratings for long-term obligations by Dominion Bond Rating Service Limited (“DBRS”) are AAA, AA, A and BBB. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.  Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events. Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

DBRS’ ratings of BB, B, CCC, CC, C and D are considered speculative and non-investment grade. Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations. Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity. Long-term debt rated CCC, CC or C is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range. A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Standard & Poor’s and Fitch Ratings apply indicators (such as “+” and ”-”) and DBRS adds “high” or “low” to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

Ratings of Municipal Obligations - Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels - MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.  The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.  An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations - Moody’s short-term ratings, designated as P-1, P-2 or P-3, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations.  The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.

Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days—including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality.  It indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.  A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.  A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

The DBRS short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.  Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.  Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry. Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry. Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions. Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer's liquidity profile. Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions. Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present. Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Real Estate Investment Trusts (“REITs”) – REITs are companies that own interests in real estae or in real estate related loans or other interest, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from sale of such properties.  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

Recent Market Events - Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on a Portfolio.

Repurchase Agreements - A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement. Repurchase agreements are generally for a short period of time, usually less than a week.

Each Portfolio may enter into repurchase agreements with any bank that is a member of the Federal Reserve System or registered broker-dealer who, in the opinion of the Manager, the Equity 500 Index Portfolio Board or the Index LLC Board, as applicable, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Board, the Equity 500 Index Portfolio Board or the Index LLC Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board, the Equity 500 Index Portfolio Board or the Index LLC Board, as appropriate, during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

Reverse Repurchase Agreements - The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

Resource Recovery Obligations - Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

Revenue Obligations - Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Rights and Warrants - Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.

Section 4(2) Securities - Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as one of the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

The Board, the Equity 500 Index Portfolio Board and the Index LLC Board will carefully monitor the Portfolios’ investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations - Separately traded registered interest and principal securities or “STRIPS” and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio investing in STRIPs will take into account as income a portion of the difference between these obligations’ purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

Short Sales - In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager or BlackRock may sell a security a Portfolio does not own, or in an amount greater than the Portfolio owns (i.e., make short sales). With respect to the Portfolios, such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, a Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Portfolio, the Portfolio will incur a loss. Conversely, the Portfolio will realize a gain if the price of the security decreases between selling short and replacement. Although the Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Portfolio is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Tax, Revenue or Bond Anticipation Notes - Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Terrorism Risks - Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001.  These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Portfolio service providers and the Portfolios’ operations.

U.S. Government Securities - U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

U.S. Treasury Obligations - U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

Variable or Floating Rate Obligations - A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

(1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

(2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

(3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, an obligation is “subject to a demand feature” when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.

Variable Rate Auction and Residual Interest Obligations - Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

When-Issued Transactions - These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. These transactions enable a Portfolio to “lock-in” what the Manager, BlackRock or SSgA FM believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of falling interest rates and rising prices, a Portfolio might purchase a security on a when-issued basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Portfolio may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Portfolio until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. In a when-issued transaction, the obligations have not yet been issued.

Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

APPENDIX A

PROXY VOTING POLICY AND PROCEDURES FOR THE TRUST

AMERICAN BEACON MASTER TRUST
AMERICAN BEACON FUNDS
AMERICAN BEACON MILEAGE FUNDS
AMERICAN BEACON SELECT FUNDS

PROXY VOTING POLICY AND PROCEDURES

Last Amended March 1, 2010

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the American Beacon Master Trust and shareholders of the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Funds”).  Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager").  The Funds’ Boards of Trustees has delegated proxy voting authority to the Manager with respect to the Funds that invest primarily in the securities of domestic U.S. issuers and the portion of the Global Real Estate Fund that invests in the securities of North American issuers (collectively, the "Domestic Funds").  The Manager has retained a proxy voting consultant (the “Consultant”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Domestic Funds, consistent with the Policy.  The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the “Subadvisers”).  Proxy voting for the Funds that invest primarily in the securities of foreign issuers and the portion of the Global Real Estate Fund that invests in the securities of non-North American issuers (the "International Funds") has been delegated by the International Funds' Boards of Trustees to the subadvisers for those funds (“International Subadvisers”).  For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved by their Boards of Trustees.  The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.

For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, “shareholders”).  For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders’ interests.  To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.

Domestic Funds - Procedures

1.             Voting –The Consultant has been instructed by the Manager to vote proxies in accordance with the Policy, unless it is notified to vote otherwise by the Manager in writing.  The Manager may decide to instruct the Consultant to vote in a manner different than specified by the Policy if it determines that such a variance from the Policy would be in the best interests of Fund shareholders.  In making such a determination, the Manager will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with Subadvisers holding the security to determine their recommended voting position.

Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Policy will be assessed by the Manager.  In these situations, the Manager will use its judgment in directing the Consultant to vote in the best interest of the Funds’ shareholders and will propose changes to the Policy when appropriate.

2.      Conflicts of Interest - The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds' distributor and its affiliates.  Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund

APPENDIX A

shareholders.  The Manager will monitor the Fund’s holdings against the list of affiliated persons and will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

a.       Proxies for Affiliated Funds - Each Fund has the ability to invest in the shares of any of the Money Market Funds.  For example, the High Yield Bond Fund may purchase shares of the Money Market Fund.  If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund.  In these cases, the Manager will instruct the Consultant to vote in accordance with the Board of Trustees' recommendations in the proxy statement.

b.       Business / Personal Connections of the Manager - The Manager is minority owned by AMR Corporation, which is a publicly-traded corporation and the parent company of American Airlines, Inc.  To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.

The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote.  By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client.  If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

c.       Business / Personal Connections of the Subadvisers - Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages.  When the Manager receives input regarding a voting recommendation from a Subadviser, the Manager will request the Subadviser’s disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal.  If the Subadviser’s disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser’s recommendation regarding the proxy proposal.

3.      Securities on Loan - The Consultant will notify the Manager before the record date about the occurrence of a future shareholder meeting.  The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of voting such shares in accordance with the Policy, based on factors including the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Domestic Funds - Policies

1.      Routine Proposals - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation.  Traditionally, these include:

A.      Location of annual meeting
B.      Employee stock purchase plan
C.      Appointment of auditors
D.      Corporate strategy
E.      Director indemnification and liability protection

APPENDIX A

F.Reincorporation

The Funds’ policy is to support management on these routine proposals.

2.      Social, Political and Environmental Proposals - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to support management.  Financial interests of the shareholders are the only consideration for proxy voting decisions.

3.      Shareholder Equality Proposals - Issues that do not discriminate against certain shareholders will be supported.  Non-discriminatory proposals include:

A.      Anti-greenmail - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.

B.      Fair price provisions - Provisions that guarantee an equal price to all shareholders will be supported.

4.      Non-routine proposals - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders’ investment.  All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.

Various factors will contribute in the decision-making process assessing the financial interest of the shareholders.  Consideration should be given first and foremost to the board of directors.  The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board's recommendations.

Management’s record, strategy and tenure will contribute in the decision-making process.  The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

The following are specific issues that directly impact the financial interest of the shareholders.

A.      Board of Directors

a. Uncontested elections - The Funds will support management’s slate during uncontested elections if the board is independent.  The company is the best judge of who is able and available to serve, and who will work well together.

b. Contested elections - will be evaluated on a case-by-case basis.  Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.

c. Independent compensation committee - an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions.  An independent or majority independent committee will have no financial interest in the outcome.  The Funds will support proposals for independent compensation committees.

d. Independent nominating committee – The Funds believe that independent directors selected by a committee of independent directors will be more likely to question the CEO's business judgment. Therefore, the Funds will support proposals for independent nominating committees.

e. Classified boards - A typical classified board is divided into 3 groups with one group standing for election every third year.  The Funds believe that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues.  Therefore, the Funds’ policy is to support classified boards, unless an independent board proposes to declassify itself, in which case the Funds will support management.

APPENDIX A

f. Cumulative voting - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held.  The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees.  The Funds believe that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders.  As a result, the Funds do not support cumulative voting.  Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders.  The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders.  Directors should act in the benefit of the majority, not the minority.

g. Independent boards – The Funds believe independent boards will permit clear and independent decision-making, benefiting shareholders’ long-term interests.  Board members who are independent are more likely to protect shareholders’ interests than company executives or other insiders. An “independent director” is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange.  While the Funds’ policy is to generally support independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board.  Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company’s long-term prospects.  If the board is less than 75% independent, the Funds will withhold their vote for non-CEO board members that are not independent.

h. Separate chairman, CEO positions - Proponents contend that an individual with both positions is accountable to no one.  The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board.  The chairman is responsible for the overall direction of the company, protecting the shareholders' interests, evaluating the performance of the CEO, and is accountable to the shareholders.

Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen.  Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S.  If the board is independent, the Funds will support the company’s recommendation regarding separate chairman, CEO positions.  Other situations will be evaluated on a case-by-case basis.

i. Minimum director stock / fund ownership - proponents contend that a director's interests will be more aligned with shareholders if the director has a personal stake in the company.  Additionally, many companies are providing part of their compensation in the form of stock for directors.

Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates.  This could eliminate other candidates who may not be able to pay the price of the required stock.

The Funds will not support proposals for minimum director stock ownership.

j.      Majority vote to elect directors – Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals. Opponents argue that because of the “holdover” provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director.  Proponents maintain that a resignation policy approach still leaves such a director technically “elected” and puts the onus on other board members to take action against one of their colleagues.

The Funds will support proposals for a majority vote requirement to elect directors.

k.      Increase/decrease size of board –  The board and management are in the best position to determine the structure for the board.  If the board is independent, the Funds will support proposals to increase or decrease the size of the board if the board will be comprised of at least 5 but no more than 20 members.  Outside of this range, the Funds will vote against a change in the size of a board of directors.

l.      Limit number of boards served – The board and management are in the best position to determine the structure for the board.  The Funds will not support proposals to limit the number of boards a director may serve on.

APPENDIX A

m.      Term limits - Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings. The board should be free to identify the individuals who will best serve the shareholders. Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.

The Funds will not support proposals to institute term limits.

B.      Executive / Director compensation

a. Incentive/Stock option plans (establish, amend, add) - proponents contend that incentive/stock option plans are designed to attract, hold and motivate management.  Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance.  By aligning management's interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

Opponents contend that incentive/stock option plans may dilute the shareholders’ claim on profits and assets and may lead to a shift in the balance of voting control.  Additionally, easily attainable incentive goals may not provide the necessary incentive for management.

If the board is independent and if the company has performed well over the previous 3- or 5- year period, the Funds will generally support these plans.  However, the Funds will not support plans that permit:

•	Dilution in excess of the company’s peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or

•      Repricing/replacing underwater options

b. Discounted stock options - options that may be exercised at prices below the stock's fair market value on the award date.  Sometimes called non-qualified options, these options are granted "in-the-money" or immediately exercisable for a profit.  The Funds do not support discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives' interests with those of the shareholders.

c. Exchange of underwater options - options with an exercise price higher than the market price are considered "underwater" and, needless to say, unattractive.  The Funds do not support the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls.  The Funds will support the exchange of underwater options that do not result in a financial gain to the participants.

d. Cap or limit executive and director pay - The Funds will not support capping or limiting executive or director pay.  Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.

e. Link pay to performance - Proponents contend that by linking pay to performance management’s interests will be aligned with shareholders.  Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth.  As a result, the Funds will support proposals to link pay to performance.  However, the Funds will not support proposals requiring that an excessive portion (75% or more) of equity compensation be performance based.

f. Golden parachute provisions - provide severance payments to top executives who are terminated or demoted after a change in control (takeover).  They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids.  This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job.  Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.

APPENDIX A

However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives.  Executives are already well paid to manage the company and should not have an extra reward.  Additionally, shareholder approval is generally not necessary for enactment of this provision.

Properly conceived, golden parachutes can free management to act in the best interests of shareholders.  Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company.  Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions.  If the board is independent and the company has performed well over the previous 3- or 5-year period, the Funds will support golden parachute provisions.

g.      Executive incentive bonus plans - Section 162(m) of the Internal Revenue Code prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan. To maintain compliance, these performance-based plans require shareholder approval every five years.

Cash bonus plans can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

Generally, the Funds will support these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.
h.      Supplemental executive retirement plans (SERPs) - Supplemental executive retirement plans (SERPs) provide supplemental retirement benefits for executives in excess of IRS compensation limitations. SERPs are unfunded plans and payable out of the company's general assets. The ability of a company to offer a SERP could affect the company's ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers..

Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.

Generally, the Funds will support SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

i.      Shareholder Proposal Regarding Advisory Vote on Executive Compensation - Proponents are urging boards to adopt a policy to allow shareholders an opportunity to vote on an advisory management resolution at each annual meeting to ratify compensation of the named executive officers (NEOs) as set forth in the proxy statement’s summary compensation table.  The vote would be non-binding and would not affect any compensation paid or awarded to any NEO.

If the board is independent, the Funds will support management.  All other proposals will be decided on a case-by-case basis.

C.         RIC Contracts and Policies

a. Investment Advisory Contracts - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a case-by-case basis.  Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

b. Distribution Plans - All proposals pertaining to a RIC's distribution plan will be reviewed on a case-by-case basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits.  The analysis will foremost consider the effects of the proposal on the shareholders.

APPENDIX A

c. Fundamental Objectives / Policies - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a case-by-case basis.  Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.

D.      Confidential voting – The Funds believe that confidential voting restricts communication between shareholders and management.  Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met.  These representatives are then fully accountable to their constituents.  Confidential voting is also expensive, as voting must be tabulated by a third party before presentation.  The Funds will not support confidential voting.  Management cannot address shareholder concerns if they cannot identify the dissenting voters.  Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues.  Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

E.      Supermajority-voting provisions - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company.  Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares.  Usually this range is from 66% to 80%, but in some cases even higher.

Opponents contend that supermajority-voting provisions detract from a simple majority's power to enforce its will.  In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed.  Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

The Funds will support supermajority provisions up to 67%.  All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a case-by-case basis.

F.      Right to call a special meeting – Proponents seek to change company’s bylaws and other appropriate governing documents to allow shareholders of between 10% and 25% of outstanding common stock to call a special meeting.  Proponents believe special meetings will allow shareholders to vote on urgent matters that may arise between regularly scheduled meetings.

Opponents contend that typically company regulations allow for majority shareholders to call special meetings which is a reasonable threshold in order to avoid the expense of unnecessary meetings.

The Funds will support these proposals if proposed by management and the board is independent.  However, if proposed by shareholders, the Funds will support proposals for the right to call a special meeting by shareholders of 30% or greater of outstanding common stock.

G.      Anti-takeover proposals – Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors.  The board’s role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics.  Fair and equitable offers will not be prevented and will equally benefit all shareholders.

a. Poison pills (Shareholder rights plans) - protect shareholders from coercive and unfair offers.  Therefore, all shareholders should receive a better/fairer offer.  If the board is independent, the Funds will support poison pills. If the board is not independent, each situation involving poison pills will be decided on a case-by-case basis.

b. Preemptive rights - enable shareholders to retain the same percentage of ownership during additional stock offerings.  This eliminates the effect of dilution on the shareholder.  The Funds will support preemptive rights.

c. Fair pricing provisions - require that if offers are not approved by the board, the bidder must pay the same "fair" price for all shares purchased.  The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer.  This provision attempts to prevent "two-tiered" offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders.  The Funds will support fair pricing provisions.

APPENDIX A

d. Dual class voting provisions - create unequal voting rights among different shareholders.  These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired.  However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism.  With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company.  The Funds will not support dual class voting provisions.

H.      Stock related proposals

a. Increase authorized common/preferred stock - A request for additional shares of stock was, in the past, considered a routine voting item.  Companies usually state it is for a specific use, such as a stock split, acquisition or for "general corporate purposes."  However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

If the board is independent, the Funds will support increases in common/preferred stock.  The authorization will give companies the ability and flexibility to finance corporate growth.  If the board is not independent, the Funds will not support increases in common/preferred stock.

b. Targeted share placements - the issuance of a specific block of company securities to a friendly shareholder.  These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities.  Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties.  Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder's proportional ownership and voting interests.  Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.

All situations regarding targeted share placements will be reviewed on a case-by-case basis.  Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

I.       Mergers, Acquisitions, Restructurings - These transactions involve fundamental changes in the structure and allocation of a company's assets.  Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of the Funds, as a shareholder will be best served by the company continuing as is.

All situations regarding mergers, acquisitions, or restructuring will be reviewed on a case-by-case basis.  Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.

5.      Other Business -- The Funds will support management with respect to “Other Business.”

6.      Adjourn Meeting – The Funds will support management with respect to proposals to adjourn the shareholder meeting.

All other issues will be decided on a case-by-case basis.  As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.

Issues requiring analysis on a case-by-case basis will be voted according to the Consultant’s recommendation when the Funds own less than 1% of the company’s outstanding shares and less than $3 million of the company’s market capitalization.

APPENDIX A

International Funds - Procedures

1.      Voting - The International Funds' Boards of Trustees have delegated proxy voting to the International Subadvisers.  Each International Fund has adopted the proxy voting policies and procedures of its respective subadviser(s).  The Manager maintains copies of the International Subadvisers' policies and will periodically check the voting record for adherence to the policies.  If any discrepancies are noted, the Manager will follow up with the International Subadviser.

2.      Conflicts of Interest - Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund.  Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders.  If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees.  The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees.  The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

All Funds - Other Procedures

1.      Recordkeeping - Records of all votes will be maintained by a) the Consultant for the Domestic Funds and b) the International Subadvisers for the International Funds.  Documentation of all votes for the Domestic Funds will be maintained by the Manager and the Consultant.  Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.

2.      Disclosure - The Manager, in conjunction with the Consultant, will compile the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31.  The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund's Statement of Additional Information ("SAI").  In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI.  The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX.  Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

3.      Board Oversight - On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review.  The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers.  In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES – INDEX PORTFOLIOS

Quantitative Master Series LLC (“Index LLC”)

The Index LLC’s Board of Directors has delegated to the Index LLC investment adviser authority to vote all proxies relating to the Index LLC’s portfolio securities.  The Index LLC investment adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Index LLC’s portfolios.  Pursuant to these Proxy Voting Procedures, the Index LLC investment adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Index LLC portfolio and its shareholders, and to act in a manner that the Index LLC investment adviser believes is most likely to enhance the economic value of the securities held by the Index LLC portfolio.  The Proxy Voting Procedures are designed to ensure that the Index LLC investment adviser considers the interests of its clients, including the Index LLC portfolios, and not the interests of Index LLC investment adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Index LLC investment adviser’s interest and those of the Index LLC investment adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Index LLC investment adviser has formed a Proxy Voting Committee (the “Committee”).  The Committee, a subcommittee of the BlackRock’s Equity Investment Policy Oversight Committee (“EIPOC”), is comprised of a senior member of the BlackRock’s equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate  The Committee will also include two non-voting representatives from the Index LLC investment adviser’s Legal department appointed by the Index LLC investment adviser’s General Counsel.  The Committee’s membership shall be limited to full-time employees of the Index LLC investment adviser.  No person with any investment banking, trading, retail brokerage or research responsibilities for the Index LLC investment adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Index LLC investment adviser might be asked to do so).  The Committee determines how to vote the proxies of all clients, including an Index LLC portfolio, that have delegated proxy voting authority to the Index LLC investment adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences.  The Committee establishes general proxy voting policies for the Index LLC investment adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions.  In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies.  In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination.  In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue.  The Index LLC investment adviser believes that certain proxy voting issues require investment analysis – such as approval of mergers and other significant corporate transactions – akin to investment decisions, and are, therefore, not suitable for general guidelines.  The Committee may elect to adopt a common position for the Index LLC investment adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Index LLC portfolio (similar to normal buy/sell investment decisions made by such portfolio managers).  While it is expected that the Index LLC investment adviser will generally seek to vote proxies over which the Index LLC investment adviser exercises voting authority in a uniform manner for all the Index LLC investment adviser’s clients, the Committee, in conjunction with an Index LLC portfolio’s portfolio manager, may determine that the Index LLC portfolio’s specific circumstances require that its proxies be voted differently.

To assist the portfolio investment adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”).  ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided to the portfolio investment adviser by ISS include in-depth research, voting recommendations (although the Index LLC investment adviser is not

APPENDIX B
obligated to follow such recommendations), vote execution, and recordkeeping.  ISS will also assist the Index LLC portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Index LLC investment adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting.  For instance, under the Proxy Voting Procedures, the Index LLC investment adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances.  In addition, the Index LLC investment adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits.  The Committee may at any time override these general policies if it determines that such action is in the best interests of an Index LLC portfolio.

From time to time, the Index LLC investment adviser may be required to vote proxies in respect of an issuer where an affiliate of the Index LLC investment adviser (each, an “Affiliate”), or a money management or other client of the Index LLC investment adviser (each, a “Client”) is involved.  The Proxy Voting Procedures and the Index LLC investment adviser’s adherence to those procedures are designed to address such conflicts of interest.  The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients.  If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Index LLC investment adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC.  EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Index LLC investment adviser’s relationship with the Client (or failure to retain such relationship).  The subcommittee shall determine whether and how to vote all proxies on behalf of the Index LLC investment adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Index LLC investment adviser’s normal voting guidelines or, on matters where the Index LLC investment adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Index LLC investment adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Index LLC investment adviser’s fiduciary duties.

In addition to the general principles outlined above, the Index LLC investment adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances.  These policies are guidelines only, and the Index LLC investment adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in an Index LLC portfolio’s best interest to do so.  In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Index LLC investment adviser has adopted specific voting guidelines with respect to the following proxy issues:

•
Proposals related to the composition of the Board of Directors of issuers other than investment companies.  As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management.  The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time.  In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•
Proposals related to the selection of an issuer’s independent auditors.  As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management.  While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•
Proposals related to management compensation and employee benefits.  As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders.  Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•
Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure.  As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•
Proposals related to proxy issues associated solely with holdings of investment company shares.  As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management.  However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•
Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns.  The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how the Index LLC voted proxies relating to securities held in the Index LLC’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.BlackRock.com and (2) on the Commission’s web site at http://www.sec.gov.

State Street Master Funds

State Street Institutional Investment Trust

Proxy Voting Policy and Procedures

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients’

holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegate’s authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;
2)	provides the client with this written proxy policy, upon request;
3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;
4)	matches proxies received with holdings as of record date;
5)	reconciles holdings as of record date and rectifies any discrepancies;
6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;
7)	documents the reason(s) for voting for all non-routine items; and
8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as Amended October 1, 2008 necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Manager of Corporate Governance is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)
proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)
proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from RMG, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.  Generally, FM votes for the following ballot items:

Board of Directors

•
Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer

•
Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•
Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties1*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

_______________________________________
1 Common for non-US issuers; request from the issuer to discharge from liability the directors of auditors with respect to actions taken by them during the previous year.

•
The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

Auditors

•
Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•
Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors2

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•
Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income * Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•
Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•
Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

_______________________________________
2 Common for non-US issuers; request from the issuer to discharge from liability the directors of auditors with respect to actions taken by them during the previous year.

•
Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•
Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•
Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•
Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the Amended October 1, 2008 proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•
General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval Other

•
Adoption of anti-"greenmail" provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of "greenmail" provisions

•	"Opting-out" of business combination provision

II.  Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees
•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•
Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

•	Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

o
it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

o
it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

o	the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

o	the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•	Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Adjournment of Meeting to Solicit Additional Votes

•
Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”) Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•
Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•
Proposals asking companies to adopt full tenure holding periods for their executives III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors ”target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)
a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

AMERICAN BEACON FUNDS

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Amended and Restated Declaration of Trust, dated November 1, 2004 – (xiv)
	(2)	Written Instrument Amending the Amended and Restated Declaration of Trust, filed with the Commonwealth of Massachusetts on March 23, 2005 – (xxi)
(b)		Bylaws – (i)
(c)
Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(d)	(1)(A)
Management Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, American Beacon Master Trust and American Beacon Advisors, Inc., dated September 12, 2008 – (xx)

	(1)(B)	Amendment to Management Agreement, dated February 13, 2009 – (xxi)
	(1)(C)	Form of Amendment to Management Agreement – (xxv)
	(2)(A)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated September 12, 2008 – (xx)
	(2)(B)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated September 12, 2008 – (xx)
	(2)(C)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Calamos Advisors LLC, dated September 12, 2008 – (xx)
	(2)(D)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Causeway Capital Management LLC, dated September 12, 2008 – (xx)
	(2)(E)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Dreman Value Management LLC, dated September 12, 2008 – (xx)
	(2)(F)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Franklin Advisers, Inc., dated September 12, 2008 – (xx)
	(2)(G)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated September 12, 2008 – (xx)

(2)(H)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Lazard Asset Management LLC, dated September 12, 2008 – (xx)
(2)(I)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Logan Circle Partners, L.P., dated September 12, 2008 – (xx)
(2)(J)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Metropolitan West Capital Management, LLC, dated November 18, 2008 – (xxi)
(2)(K)(i)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated September 12, 2008 – (xx)
(2)(K)(ii)	Form of Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated January 1, 2009 – (xxiii)
(2)(L)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and NISA Investment Advisors, L.L.C., dated September 12, 2008 – (xx)
(2)(M)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Opus Capital Group, LLC, dated September 12, 2008 – (xx)
(2)(N)(i)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated September 12, 2008 – (xx)
(2)(N)(ii)	Form of Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated April 1, 2009 – (xxii)
(2)(O)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Templeton Investment Counsel, LLC, dated September 12, 2008 – (xx)
(2)(P)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated September 12, 2008 – (xx)
(2)(Q)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and The Renaissance Group LLC, dated September 12, 2008 – (xx)
(2)(R)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Winslow Capital Management, Inc., dated March 6, 2009 – (xxii)
(2)(S)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and CB Richard Ellis Global Real Estate Securities, LLC –

(xxv)
	(2)(T)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Standish Mellon Asset Management Company LLC – (to be filed by subsequent amendment)
(e)		Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated March 31, 2009 – (xxii)
(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997 – (ii)
	(2)	Amendment to Custodian Agreement to add Small Cap Value Fund, dated January 1, 1999 – (iv)
	(3)	Amendment to Custodian Agreement to add Large Cap Growth Fund, Emerging Markets Fund, Small Cap Index Fund and International Equity Index Fund, dated July 31, 2000 – (ix)
	(4)	Amendment to Custodian Agreement to add High Yield Bond Fund, dated December 29, 2000 – (v)
	(5)	Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 of the 1940 Act, dated June 1, 2001 – (ix)
	(6)	Amendment to Custodian Agreement to add Enhanced Income Fund, dated July 1, 2003 – (xi)
	(7)	Amendment to Custodian Agreement to add Mid-Cap Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004– (xiii)
	(8)	Amendment to Custodian Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 – (xvii)
	(9)	Form of Amendment to Custodian Agreement to add American Beacon Global Real Estate Fund – (xxv)
(h)	(1)(A)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998 – (ii)
	(1)(B)	Amendment to Transfer Agency and Service Agreement to add Small Cap Value Fund, dated January 1, 1999 – (iv)
	(1)(C)	Amendment to Transfer Agency and Service Agreement to add four new series of American AAdvantage Funds, dated July 31, 2000 – (ix)
	(1)(D)	Amendment to Transfer Agency and Service Agreement to add High Yield Bond Fund, dated December 29, 2000 – (v)
	(1)(E)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated July 24, 2002 – (viii)
	(1)(F)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002 – (ix)

(1)(G)	Amendment to Transfer Agency and Service Agreement to add Enhanced Income Fund, dated July 1, 2003 – (xi)
(1)(H)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004 – (xviii)
(1)(I)	Amendment to Transfer Agency and Service Agreement to add Mid-Cap Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004 – (xiii)
(1)(J)	Amendment to Transfer Agency and Service Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 – (xvii)
(1)(K)	Form of Amendment to Schedule A to Transfer Agency and Service Agreement to add American Beacon Global Real Estate Fund – (xxv)
(2)(A)	Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company, dated January 2, 1998 – (ii)
(2)(B)	Amendment to Securities Lending Authorization Agreement to add Small Cap Value Fund, dated January 1, 1999 – (vi)
(2)(C)	Amendment to Securities Lending Authorization Agreement to add Large Cap Growth Fund and Emerging Markets Fund, dated July 31, 2000 – (v)
(2)(D)	Amendment to Securities Lending Authorization Agreement to add High Yield Bond Fund, dated December 29, 2000 – (v)
(2)(E)	Amendment to Securities Lending Authorization Agreement to add Mid-Cap Value Fund, dated June 30, 2004 – (xiii)
(2)(F)	Amendment to Securities Lending Authorization Agreement regarding lending in new countries, dated August 12, 2005 – (xvi)
(2)(G)	Amendment to Securities Lending Authorization Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 – (xvii)
(3)
Securities Lending, Agency and Collateral Management Agreement between American AAdvantage Funds, on behalf of High Yield Bond Fund, and Metropolitan West Securities, LLC, dated January 3, 2004 – (xii)

(4)(A)
Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc., dated September 12, 2008 – (xx)

(4)(B)
Amendment to Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc., dated April 30, 2009 – (xxii)

(4)(C)	Amendment to Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American

Beacon Advisors, Inc., dated July 24, 2009 – (xxiii)
(4)(D)
Form of Amendment to Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc. – (xxv)

(5)(A)
Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated November 29, 1999 – (iii)

(5)(B)
Amendment to Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company to add Mid-Cap Value Fund and Emerging Markets Fund, dated June 30, 2004 – (xiii)

	(6)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009 – (xxiii)
	(7)	Service Plan Agreement for the American AAdvantage Funds Service Class, dated May 1, 2003 – (x)
	(8)	Service Plan Agreement for the American Beacon Funds Retirement Class, dated April 30, 2009 – (xxii)
	(9)	Service Plan Agreement for the American Beacon Funds Y Class, dated July 24, 2009 – (xxiii)
	(10)	Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated June 30, 2000 – (iv)
	(11)	Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001 – (vii)
	(12)	Purchase Agreement between American AAdvantage Funds and John H. Harland Company, dated December 1, 2001 – (vii)
	(13)	Indemnity Agreement between Wachovia Bank, N.A. and American AAdvantage High Yield Bond Fund, dated January 13, 2004 – (xii)
	(14)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008 – (xix)
(i)		Opinion and consent of counsel – (to be filed by subsequent amendment)
(j)		Consent of Independent Registered Public Accounting Firm – (to be filed by subsequent amendment)
(k)		Financial statements omitted from prospectus – (none)
(l)		Letter of investment intent – (i)

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the American AAdvantage Funds – (i)
	(2)	Distribution Plan pursuant to Rule 12b-1 for the Service Class – (x)
	(3)	Distribution Plan pursuant to Rule 12b-1 for the Retirement Class – (xxiii)
(n)		Amended and Restated Plan pursuant to Rule 18f-3, dated July 24, 2009 – (xxiii)
(p)	(1)	Code of Ethics of American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and American Beacon Master Trust, dated May 21, 2008 – (xx)
	(2)	Code of Ethics of American Beacon Advisors, Inc., dated May 21, 2008 – (xx)
	(3)	Code of Ethics of State Street Master Funds, amended September 16, 2004 – (xv)
	(4)	Code of Ethics of Quantitative Master Series LLC, dated May 15, 2008 – (xxi)
	(5)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., adopted on November 28, 1983 and last amended on December 30, 2005 – (xix)
	(6)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2007 – (xxi)
	(7)	Code of Ethics and Insider Trading Policy of Calamos Advisors LLC, dated December 20, 2007 – (xix)
	(8)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005 and revised November 1, 205 and January 30, 2006 – (xix)
	(9)	Code of Ethics and Insider Trading Policy of Dreman Value Management LLC – (xix)
	(10)	Code of Ethics and Policy Statement on Insider Trading of Franklin Advisers, Inc., revised May 2008 – (xxi)
	(11)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated August 2008 – (xxi)
	(12)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated November 2008 – (xxi)
	(13)	Code of Ethics of Logan Circle Partners, L.P., dated October 2007 – (xxi)
	(14)	Code of Ethics of Metropolitan West Capital Management, LLC, dated December 2008 – (xxi)
	(15)	Code of Ethics and Personal Trading Guidelines of Morgan Stanley Investment Management Inc., effective December 15, 2006 – (xix)

(16)	Code of Ethics and Standard of Professional Conduct of NISA Investment Advisors, L.L.C., dated February 2007 – (xix)
(17)	Code of Business Conduct and Ethics of Opus Capital Group, LLC, dated January 7, 2005 and revised January 31, 2006 – (xix)
(18)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009 – (xxi)
(19)	Code of Ethics and Policy Statement on Insider Trading of Templeton Investments Counsel, LLC, revised May 2008 – (xxi)
(20)	Code of Conduct and Personal Trading Policy of The Bank of New York Mellon Corporation, parent company of The Boston Company Asset Management, LLC, dated November 2007 – (xxi)
(21)	Code of Ethics of The Renaissance Group LLC, effective July 2007 – (xix)
(22)	Code of Ethics of Winslow Capital Management, Inc., dated February 2005 – (xxii)
(23)	Code of Ethics of CB Richard Ellis Global Real Estate Securities, LLC – (xxiv)
(24)	Code of Ethics of Standish Mellon Asset Management LLC – (to be filed by subsequent amendment)

Other Exhibits:
Powers of Attorney for Trustees of American Beacon Funds, American Beacon Mileage Funds, American Beacon Master Trust, and American Beacon Select Funds – (xx)
Powers of Attorney for Trustees of the State Street Master Funds, dated May 2008 – (xxi)
Powers of Attorney for Trustees of the Quantitative Master Series LLC – (xxi)
_________________________
(i)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 18, 1997.
(ii)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 1998.
(iii)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 21, 1999.
(iv)	Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 7, 2000.
(v)	Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 29, 2000.

(vi)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2001.
(vii)	Incorporated by reference to Post-Effective Amendment No. 39 t to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2002.
(viii)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 1, 2002.
(ix)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2003.
(x)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 2003.
(xi)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 1, 2003.
(xii)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2004.
(xiii)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 30, 2004.
(xiv)	Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 15, 2004.
(xv)	Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2005.
(xvi)	Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 30, 2005.
(xvii)	Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 31, 2006.
(xviii)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2007.
(xix)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 29, 2008.
(xx)	Incorporated by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 31, 2008.
(xxi)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange

Commission on February 27, 2009.
(xxii)	Incorporated by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May1, 2009.
(xxiii)	Incorporated by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 3, 2009.
(xxiv)	Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A of CNL Funds filed with the Securities and Exchange Commission on October 18, 2007.
(xxv)	Incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 22, 2009.

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

         Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

           (i)   every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals),

actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

    (i)   who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

    (ii)   in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i) such Covered Person shall have provided appropriate security for such undertaking;

(ii) the Trust is insured against losses arising out of any such advance payments; or

           (iii)     either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 8 of the Management Agreement provides that:

8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Calamos Advisors LLC provides that:

9. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Dreman Value Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Franklin Advisers, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Logan Circle Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Metropolitan West Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 7 of the Investment Advisory Agreement with Morgan Stanley Investment Management, Inc. provides that:

 7. (a) Standard of Care. Except as may otherwise be provided by applicable laws and regulations, neither the Adviser nor any of its affiliates or its or their officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Portfolios or any shareholder of a Portfolio or the Trust for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Manager acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or the Assets designated by the Manager to the Adviser, or that the Portfolios or such Assets will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

(b) Indemnification. The Manager shall hold harmless and indemnify the Adviser for any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys fees) (“Losses”) incurred by the Adviser in connection with the performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

The Adviser shall hold harmless and indemnify the Manager for any and all Losses incurred by the Manager that arise from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder; provided, however, that nothing contained herein shall require that the Manager be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties hereunder or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with NISA Investment Advisors, L.L.C. provides that:

8. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Opus Capital Group, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The Renaissance Group LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Winslow Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with CB Richard Ellis Global Real Estate Securities, LLC provides that:

9. Liability of Adviser. The  Adviser shall have no  liability to the Trust,  its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to  any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph ___of the Investment Advisory Agreement with Standish Mellon Asset Management LLC provides that:

[To be filed by subsequent amendment]

Numbered Paragraph 11 of the Administration Agreement provides that:

11. Limitation of Liability of [American Beacon Advisors, Inc. (“ABA”)]. ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.

Section 4.2 of the Distribution Agreement provides that:

(a)   Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), "Foreside

Indemnitees") from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a "Foreside Claim"):

    (i)   any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;

    (ii)  any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

(iii) any material breach of the Clients' agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

    (iv)  the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b)   Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the "Clients Indemnitees" and, with the Foreside Indemnitees, an "Indemnitee"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a "Clients Claim" and, with a Foreside Claim, a "Claim"):

    (i)  any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.

    (ii)  any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

(iii) any material breach of Foreside's agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof

(d)   The Clients or Foreside (for purpose of this Section 4.2(d), an "Indemnifying Party") may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e)   An Indemnifying Party's obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f)   The provisions of this section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)   Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)   Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c)   No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)   Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;

(e)   Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f)   The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside's rights or claims relate in settlement of such rights or claims; and

(g)   Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. I.	Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”), 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, offers investment management and administrative services.  Information as to the officers and directors of the Manager is included in its current Form ADV (SEC File No. 801-29198) filed with the SEC.

II.           Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.

Barrow, Hanley, Mewhinney & Strauss, Inc., 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

Brandywine Global Investment Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.

Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563.

Causeway Capital Management LLC, 11111 Santa Monica Blvd., Suite 1500, Los Angeles, California 90025.

CB Richard Ellis Global Real Estate Securities, LLC, 250 West Pratt Street, Baltimore, Maryland 21201.

Dreman Value Management LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.

Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403.

Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

Logan Circle Partners, LP, 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103.

Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036.

NISA Investment Advisors, L.L.C., 150 N. Meramec Avenue, Sixth Floor, St. Louis, Missouri 63105.

Opus Capital Group, LLC, One West Fourth Street, Suite 2500, Cincinnati, Ohio 45202.

Pzena Investment Management, LLC, 120 West 45th Street, 20th Floor, New York, New York 10036.

Standish Mellon Asset Management LLC, One Boston Place, Suite 2900, 201 Washington Street, Boston Massachusetts 02108-4408.

Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Suite 2100, Ft. Lauderdale, Florida 33394.

The Boston Company Asset Management, LLC, One Boston Place, Boston, Massachusetts 02108.

The Renaissance Group LLC, The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202.

Winslow Capital Management, Inc., 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402.

Information as to the officers and directors of each of the above investment advisers is included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 32.	Principal Underwriter

(a)           Foreside Fund Services, LLC (“FFS”), the Trust’s principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Mileage Funds
American Beacon Select Funds
Bridgeway Funds, Inc.
Central Park Group Multi-Event Fund
Century Capital Management Trust
Direxion Shares ETF Trust
Forum Funds
Henderson Global Funds
Nomura Partners Funds, Inc.
PMC Funds, Series of the Trust for Professional Managers
RevenueShares ETF Trust
Sound Shore Fund, Inc.
JETSSM Exchange-Traded Trust
AdvisorShares Trust
The CNL Funds
Wintergreen Fund, Inc.

(b)           The following table identifies the officers of FFS and their positions, if any, with the Trust.  The business address of each of these individuals is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Position with Underwriter	Position with Trust
Mark S. Redman	President	None

Richard J. Berthy	Vice President and Treasurer	None
Nanette K. Chern	Chief Compliance Officer and Vice President	None
Mark A. Fairbanks	Deputy Chief Compliance Officer and Vice President	None
Jennifer E. Hoopes	Secretary	None

(c)               Not applicable.

Item 33.                      Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; 3) Boston Financial Data Services, an affiliate of the Trust’s transfer agent, 330 West 9th St., Kansas City, Missouri 64105; or 4) the Trust's investment advisers at the addresses listed in Item 26 above.

Item 34.                      Management Services

Not applicable.

Item 35.                      Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 81 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on February 24, 2010.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 81 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President	February 24, 2010
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer)	February 24, 2010
Melinda G. Heika

W. Humphrey Bogart*	Trustee	February 24, 2010
W. Humphrey Bogart

Brenda A. Cline*	Trustee	February 24, 2010
Brenda A. Cline

Eugene J. Duffy*	Trustee	February 24, 2010
Eugene J. Duffy

Thomas M. Dunning*	Trustee	February 24, 2010
Thomas M. Dunning

Alan D. Feld*	Trustee	February 24, 2010
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	February 24, 2010
Richard A. Massman

R. Gerald Turner*	Trustee	February 24, 2010
R. Gerald Turner

Paul J. Zucconi*	Trustee	February 24, 2010
Paul J. Zucconi

*By         /s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Quantitative Master Series LLC has duly caused this Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A for the American Beacon Funds, as it relates to the Quantitative Master Series LLC only, to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and the State of New Jersey, on February 24, 2010.

QUANTITATIVE MASTER SERIES LLC

By:	/s/ Anne F. Ackerley
Anne F. Ackerley President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A for the American Beacon Funds, as it relates to the Quantitative Master Series LLC only, has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Anne F. Ackerley	President and Chief Executive Officer	February 24, 2010
Anne F. Ackerley	(Principal Executive Officer)

/s/ Neal J. Andrews	Chief Financial Officer	February 24, 2010
Neal J. Andrews	(Principal Financial and Accounting Officer)

David O. Beim*	Director	February 24, 2010
David O. Beim

Richard S. Davis*	Director	February 24, 2010
Richard S. Davis

Ronald W. Forbes*	Director	February 24, 2010
Ronald W. Forbes

Henry Gabbay*	Director	February 24, 2010
Henry Gabbay

Matina Horner*	Director	February 24, 2010
Matina Horner

Rodney D. Johnson*	Director	February 24, 2010
Rodney D. Johnson

Herbert I. London*	Director	February 24, 2010
Herbert I. London

Cynthia A. Montgomery*	Director	February 24, 2010
Cynthia A. Montgomery

Joseph P. Platt, Jr.*	Director	February 24, 2010
Joseph P. Platt, Jr.

Robert C. Robb, Jr.*	Director	February 24, 2010
Robert C. Robb, Jr.

Toby Rosenblatt*	Director	February 24, 2010
Toby Rosenblatt

Kenneth L. Urish*	Director	February 24, 2010
Kenneth L. Urish

Frederick W. Winter*	Director	February 24, 2010
Frederick W. Winter

*By /s/ Edward B. Baer Edward B. Baer Attorney-In-Fact

SIGNATURES

This Registration Statement contains certain disclosures regarding State Street Equity 500 Index Portfolio (the “Portfolio”), a series of State Street Master Funds (the “Trust”). The Trust has, subject to the next following sentence, duly caused this Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of the American Beacon Funds (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on February 25, 2010. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

STATE STREET MASTER FUNDS

By:	/s/ James E. Ross
James E. Ross President

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on February 25, 2010. Each of the following persons is signing this Post-Effective Amendment No. 81 to this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

SIGNATURE	TITLE
/s/ James E. Ross	Trustee and President (Principal Executive Officer), State Street Master Funds
James E. Ross

/s/ Gary L. French	Treasurer (Principal Accounting Officer), State Street Master Funds
Gary L. French

William L. Boyan*	Trustee, State Street Master Funds
William L. Boyan

Michael F. Holland*	Trustee and Chairman of the Board, State Street Master Funds
Michael F. Holland

Rina K. Spence*	Trustee, State Street Master Funds
Rina K. Spence

Douglas T. Williams*	Trustee, State Street Master Funds
Douglas T. Williams

*By: /s/ Julie A. Tedesco Julie A. Tedesco Attorney-In-Fact pursuant to Powers of Attorney